ASSET PURCHASE AGREEMENT

by

and

among

REGAL ONE CORPORATION,

PRINCETON CAPITAL CORPORATION,

CAPITAL POINT PARTNERS, LP,

and

CAPITAL POINT PARTNERS II, LP,

Dated as of July 14, 2014

TABLE OF CONTENTS

     Page

ARTICLE I PURCHASE AND SALE OF THE PURCHASED ASSETS

1.1

The Purchased Assets

1

1.2

Assumed Obligations

2

1.3

Excluded Obligations

2

1.4

Purchase Price

2

1.5

Principal Repayment; Interest and Fees

2

1.6

Additional Payments

2

1.7

The Closing

2

1.8

Actions at the Closing

3

1.9

Exemption from Registration

3

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

2.1

Organization, Qualification and Corporate Power

3

2.2

Authorization of Transaction; No Violation

4

2.3

Noncontravention

4

2.4

Purchased Loans and Loan Documents

4

2.5

Other Matters Relating to the Purchased Loans

4

2.6

Title to Purchased Assets

5

2.7

Securities Law Matters

5

2.8

Compliance; Litigation Related to the Purchase Assets

5

2.9

Brokers’ Fees

5

2.10

Disclosure

5

2.11

Duty to Make Inquiry

5

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PARENT

AND THE ACQUISTION SUBSIDIARY

3.1

Organization, Qualification and Corporate Power

6

3.2

Capitalization

6

3.3

Authorization of Transaction

7

3.4

Noncontravention

8

3.5

Subsidiaries

8

3.6

SEC Reports

9

3.7

Compliance with Laws

10

3.8

Financial Statements

10

3.9

Absence of Certain Changes

12

3.10

Litigation

12

3.11

Compliance with Applicable Law

12

3.12

Tax Matters

14

3.13

Assets

15

3.14

Owned Real Property

15

3.15

Real Property Leases

15

- i -

3.16

Contracts

16

3.17

Powers of Attorney

17

3.18

Insurance

17

3.19

Investment Assets

18

3.20

Intellectual Property

18

3.21

Warranties

18

3.22

Employees

18

3.23

Employee Benefits

19

3.24

Environmental Matters

20

3.25

Certain Business Relationships with Affiliates

21

3.26

Brokers’ Fees

21

3.27

Disclosure

21

3.28

Interested Party Transactions

21

3.29

Duty to Make Inquiry

21

3.30

Accountants

21

3.31

Minute Books

22

3.32

Board Action

22

ARTICLE IV COVENTANTS

4.1

Closing Efforts

22

4.2

Conduct of Business Prior to the Effective Time

22

4.3

Parent Forbearances

22

4.4

Governmental and Third-Party Notices and Consents

24

4.5

Merger of Acquisition Subsidiary

24

4.6

Access to Parent Information

25

4.7

Expenses

25

4.8

Quotation of Stock Consideration; Listing of Buyer Common Stock

25

4.9

Externally Managed Business Development Company

25

4.10

Stockholder Consent; Preparation of Information Statement

25

4.11

Notices of Certain Events

26

4.12

Resignations

26

ARTICLE V CONDITIONS TO CONSUMATION OF MERGER

5.1

Conditions to Each Party’s Obligations

26

5.2

Conditions to Obligations of the Buyer

27

5.3

Conditions to Obligations of each Partnership

28

ARTICLE VI INDEMNIFICATION

6.1

Indemnification by the Parent Stockholders

28

6.2

Indemnification by the Partnerships

29

6.3

Indemnification Claims

29

6.4

Survival of Representations and Warranties

31

6.5

Limitations on Claims for Indemnification

31

ARTICLE VII TERMINATION

7.1

Termination by Mutual Agreement

32

7.2

Termination by Failure to Close

32

7.3

Termination by Operation of Law

32

- ii -

7.4

Termination for Failure to Perform Covenants or Conditions

32

7.5

Effect of Termination or Default; Remedies

33

7.6

Remedies; Specific Performance

33

ARTICLE VIII  CERTAIN DEFINITIONS

8.1

Definitions

33

ARTICLE IX  MISCELLANEOUS

9.1

Press Releases and Announcements

39

9.2

Assignment Third Party Beneficiaries

39

9.3

Entire Agreement

39

9.4

Confidential Nature of Information

39

9.5

Counterparts and Facsimile Signature

40

9.6

Headings

40

9.7

Notices

40

9.8

Governing Law

40

9.9

Amendments and Waivers

40

9.10

Severability

41

9.11

Submission to Jurisdiction

41

9.12

Waiver of Jury Trial

41

9.13

Construction

41

9.14

No Partnership

41

9.15

Access to Records After The Closing

41

Signature Page

42

EXHIBITS

Exhibit A

Assignment and Assumption Agreement

Exhibit B

Loan Schedule

Exhibit C

Form of Indemnification Shares Escrow Agreement

Exhibit D

Signatories to Lock-Up and No-Shorting Agreements

Exhibit E

Parent Stockholder Consent

Exhibit F

Form of Lock-Up and No-Shorting Agreements

Exhibit G

Form of Amended and Restated Charter of Acquisition Subsidiary

Exhibit H

Form of Amended and Restated Bylaws of Acquisition Subsidiary

Exhibit I

Indemnifying Stockholders

- iii -

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of July 14, 2014, by and among Regal One Corporation, a Florida corporation (the “Parent”), Princeton Capital Corporation, a Maryland corporation (the “Acquisition Subsidiary,” and together with Parent, the “Buyer”), Capital Point Partners, LP, a Delaware limited partnership (“Fund I”), and Capital Point Partners II, LP, a Delaware limited partnership (“Fund II” and together with Fund I, the “Partnerships”).  The Parent, the Acquisition Subsidiary, Fund I and Fund II are each a “Party” and referred to collectively herein as the “Parties.”

WHEREAS, the Partnerships are currently the owner of the Purchased Assets;

WHEREAS, each Partnership desires to sell the Purchased Assets and assign the Assumed Obligations to Buyer, and Buyer desires to purchase the Purchased Assets and to assume the Assumed Obligations from each Partnership, all on the terms and subject to the conditions set forth herein;

WHEREAS, the Parties intend that the purchase and sale transaction contemplated by this Agreement constitute a true and absolute sale transaction without recourse, except as expressly provided in this Agreement;

WHEREAS, the Parent and Acquisition Subsidiary have entered into that certain Agreement and Plan of Merger dated as of July 14, 2014 (the “Reincorporation Merger Agreement”), whereby the Parent will merge with and into the Acquisition Subsidiary and the Acquisition Subsidiary will remain as the surviving corporation after the merger (the “Reincorporation Merger”);

WHEREAS, the board of directors of each of the Parent and Acquisition Subsidiary has (i) approved the execution, delivery and performance by the Parent and Acquisition Subsidiary, as the case may be, of this Agreement and the Reincorporation Merger Agreement and the consummation of the transactions contemplated hereby and thereby, including the Reincorporation Merger, and (ii) declared it advisable for Parent and Acquisition Subsidiary, respectively to enter into this Agreement and the Reincorporation Merger Agreement;

WHEREAS, the Parent, as the sole shareholder of the Acquisition Subsidiary, has approved this Agreement and the Reincorporation Merger Agreement and the transactions contemplated hereby and thereby, including the Reincorporation Merger; and

NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound, agree as follows:

ARTICLE I

PURCHASE AND SALE OF THE PURCHASED ASSETS

1.1

The Purchased Assets

.  Upon and subject to the terms and conditions set forth in this Agreement, on the Closing Date, the Partnerships shall sell, transfer, assign, convey

1

and deliver to the Buyer, and the Buyer shall purchase and assume from the Partnerships, all of each Partnership’s right, title and interest in, to and under the following, wherever located:

(a)

Each Purchased Loan including, to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of each Partnership under the Loan Documents against any Person, whether known or unknown, arising under or in connection with the Loan Documents or in any way based on or related to any of the foregoing;

(b)

The Loan Documents relating to such Purchased Loan; and

(c)

The Loan Files relating to such Purchased Loan

The assets referred to in this Section 1.1 are collectively referred to as the “Purchased Assets.”

1.2

Assumed Obligations

.  On the Closing Date, Buyer and each Partnership shall execute and deliver the Assignment and Assumption Agreements with respect to the Purchased Assets, pursuant to which Buyer shall assume all obligations (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) under the Loan Documents to the extent, and only to the extent, that such obligations arise out of or relate to facts, events or circumstances arising or occurring on or after the Effective Time (collectively, the “Assumed Obligations”).

1.3

Excluded Obligations

.  Notwithstanding anything to the contrary contained in this Agreement, Buyer shall not, as a result of the transactions contemplated by this Agreement, assume or become liable for any obligations of a Partnership other than the Assumed Obligations (collectively, the “Excluded Obligations”).

1.4

Purchase Price

.

(a)

The aggregate consideration paid to each Partnership for the sale, transfer, assignment, conveyance and delivery to the Buyer of the Purchased Assets shall be an amount of shares of Buyer Common Stock equal to the Purchase Price plus the assumption by Buyer of the Assumed Obligations with respect to such Purchased Loans plus the Call Premia as provided in Section 1.6, which aggregate consideration the Partnerships and Buyer independently have determined to be the fair value of the Purchased Assets.  The Purchase Price will be payable in Buyer Common Stock (the “Stock Consideration”), valued at a per-share price equal to $0.530 per share. The Purchase Price shall be further adjusted in accordance with Section 1.5.  The Stock Consideration shall consist of a number of authorized but unissued shares of Buyer Common Stock to be issued at the Closing.  The certificate for the Stock Consideration shall bear a legend under the Securities Act relating to the status of the Stock Consideration as restricted securities and will also bear a legend stating;

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND

THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SALE OR TRANSFER IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT, AND IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

(b)

In the event that, between the date hereof and the Closing Date a Partnership receives a principal payment with respect to a Purchased Loan that is not already reflected in the applicable Loan Purchase Price set forth in the then-current Loan Schedule, such Partnership shall, no later than the Cut-off Time, prepare and deliver to Buyer an updated Loan Schedule reflecting the updated Loan Purchase Price for each Purchased Loan as of the Closing, as contemplated by the first sentence of Section 1.5.

1.5

Principal Repayments; Interest and Fees

.  The Loan Purchase Price with respect to a particular Purchased Loan shall be reduced by the amount, if any, of the principal payments received by each Partnership between the date hereof and the Cut-off Time.  In addition, the Purchase Price shall be increased by the amount of all accrued but unpaid interest payable in cash (but not in kind) and all accrued but unpaid normally recurring fees, in each case as of the Closing Date with respect to each Purchased Loan being sold by the Partnership on the Closing Date.

1.6

Additional Payments

.  In addition to the Purchase Price, Buyer shall pay to each Partnership, in cash, all prepayment premiums or similar prepayment penalties or fees (collectively, “Call Premia”) received by Buyer following the Closing Date in connection with any full or partial payment of principal by a Borrower with respect to a Purchased Loan.  Each such payment shall be due no late than five (5) Business Days following receipt by Buyer of the applicable Call Premia and shall be payable as agreed in writing by the Parties.

1.7

The Closing

.  The closing of the purchase and sale of the Purchased Assets and the consummation transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Reed Smith LLP in Houston, Texas commencing at 11:00 a.m. local time on or before October 6, 2014, or, if all of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby have not been satisfied or waived by such date, on such mutually agreeable later date as soon as practicable (and in any event not later than three (3) business days) after the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing by any of the Parties) set forth in Article V hereof (the “Closing Date”).  The Closing shall be effective as of 11:00 a.m. Houston time on the Closing Date (the “Effective Time”).

1.8

Actions at the Closing

.  At the Closing:

(a)

each Partnership shall deliver to the Buyer the various certificates, instruments and documents referred to in Sections 5.1 and 5.2;

(b)

the Buyer shall deliver to each Partnership the various certificates, instruments and documents referred to in Sections 5.1 and 5.3; and

(c)

the Buyer shall deliver certificates for the Stock Consideration to each Partnership in accordance with Section 1.4.

1.9

Exemption from Registration; Rule 144

.

The Buyer and each Partnership intend that the shares of Buyer Common Stock to be issued pursuant to Section 1.4 hereof, and any shares of Buyer Common Stock that may be issued pursuant to Section 1.6 hereof (if any), will be issued in a transaction exempt from registration under the Securities Act by reason of Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated by the SEC thereunder and/or Regulation S promulgated by the SEC and that all recipients of such shares of Common Stock shall either be “accredited investors” or not “U.S. Persons” as such terms are defined in Regulation D and Regulation S, respectively.  The shares of Buyer Common Stock to be issued pursuant to Section 1.4 hereof, and any shares of Buyer Common Stock that may be issued pursuant to Section 1.6 hereof, will be “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be offered, sold, pledged, assigned or otherwise transferred unless (a) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws, or (b) an exemption from such registration exists and either the Buyer receives an opinion of counsel to the holder of such securities, which counsel and opinion are satisfactory to the Buyer, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Securities Act or applicable state securities laws, or the holder complies with the requirements of Regulation S, if applicable; and the certificates representing such shares of Buyer Common Stock will bear an appropriate legend and restriction on the books of the Buyer’s transfer agent to that effect.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

Each Partnership hereby represents and warrants to the Parent, with respect to itself and the Purchased Assets to be sold, and the consideration to be received, by such Partnership, that the statements contained in this Article II are true and correct, except as set forth in the disclosure schedule provided by such Partnership to the Parent on the date hereof and accepted in writing by the Parent (the “Partnership Disclosure Schedule”).  The Partnership Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II; and to the extent that it is clear from the context thereof that such disclosure also applies to any other numbered paragraph contained in this Article II, the disclosures in any numbered paragraph of the Disclosure Schedule shall qualify such other corresponding numbered paragraph in this Article II.  For purposes of this Article II, the phrase “to the knowledge of the Partnership” or any phrase of similar import shall be deemed to refer to the actual knowledge of any officer of the general partner of the Partnership as well as any other knowledge which such person would have possessed had such person made reasonable inquiry of appropriate officers, directors and key employees of the general partner of the Partnership and the accountants and attorneys of the general partner of the Partnership.

2.1

Organization, Qualification and Corporate Power

.  The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the

State of Delaware.  The Partnership is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Partnership Material Adverse Effect.  The Partnership has all requisite partnership power and authority to own the Purchased Assets and use the properties owned and used by it.  The Partnership has furnished or made available to the Parent complete and accurate copies of its certificate and agreement of limited partnership and all amendments thereto.

2.2

Authorization of Transaction; No Violation

.  The Partnership has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery by the Partnership of this Agreement and, the consummation by the Partnership of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Partnership.  This Agreement has been duly and validly executed and delivered by the Partnership and constitutes a valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

2.3

Noncontravention

.  Neither the execution and delivery by the Partnership of this Agreement nor the consummation by the Partnership of the transactions contemplated hereby will (a) conflict with or violate any provision of the Partnership’s Organizational Documents, (b) require on the part of the Partnership any filing with any Governmental Entity, or any Permit, except for such Permits, which the Partnership is obligated to use its Reasonable Best Efforts to obtain pursuant to Section 4.4(a), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under any Loan Document identified in the Master Loan Document List, or any other material agreement or material instrument (other than a Loan Document) to which the Partnership is a party or by which the Partnership is bound with respect to any Purchased Asset or Assumed Obligation, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation set forth in Section 2.3 of the Partnership Disclosure Schedule, for which the Partnership is obligated to use its Reasonable Best Efforts to obtain waiver, consent or approval pursuant to Section 4.4(b), (ii) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Partnership Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or (iii) any notice, consent or waiver the absence of which would not have a Partnership Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby, or (d) violate any Law or Order applicable to the Partnership or the Purchased Assets.

2.4

Purchased Loans and Loan Documents

.

(a)

To the Partnership’s knowledge, the Loan Documents listed in the Master Loan Document Schedule constitute all Loan Documents relating to the Purchased Loans to which the Partnership is a party.  The Loan Documents listed in the Master Loan Document Schedule constitute the legal, valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith, and fair dealing (regardless of whether enforcement is sought in a Proceeding at law or in equity).  The Partnership is not in breach or default in any material respect of its obligations under any of such Loan Documents listed in the Master Loan Document Schedule.

(b)

The Loan Schedule is accurate in all material respects as of the date thereof and will be accurate in all material respects as of the Cut-off Time.

2.5

Other Matters Relating to the Purchased Loans

.  To the Partnership’s knowledge (without obligation for further inquiry), there are no actions pending in which one of the Borrowers has (i) filed, or consented (by answer or otherwise) to the filing against it, of a petition for relief under any bankruptcy or insolvency law of any jurisdiction, (ii) made an assignment for the benefit of its creditors, (iii) consented to the appointment of a custodian, receiver, trustee, liquidator or other judicial officer with similar power over itself or any substantial part of its property, (iv) been adjudicated by a court to be insolvent, or (v) taken corporate or partnership action for the purpose of authorizing any of the foregoing.

2.6

Title to Purchased Assets

.  The Partnership has and, as of the Closing, will transfer to Buyer, good title to all of the Purchased Assets, free and clear of any Encumbrances.

2.7

Securities Law Matters

.  The Partnership is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) and is acquiring Buyer Common Stock for its own account and for investment purposes and not with a view of distribution thereof (other than any assignment to an Affiliate of the Partnership’s right to receive the Stock Consideration or with any present intention of offering or selling Buyer Common Stock in violation of the Securities Act).  The Partnership has received information determined by it to be necessary in order to make an informed investment decision regarding the investment in Buyer Common Stock.  The Partnership acknowledges that Buyer Common Stock has not been registered under the Securities Act or under the securities laws of various states, and, therefore, cannot be sold unless it is subsequently registered under the Securities Act and any applicable state securities laws or an exemption from registration is available.  Further, the Partnership understands that the transfer agent records will reflect the foregoing restrictions and, so long as such restrictions are in effect, a stop-transfer order may be placed against transfer of such shares.  Unless otherwise required by applicable law, such restrictions shall be removed (a) upon the sale of such shares pursuant to an effective registration statement under the Securities Act, (b) in connection with any other sale, assignment or transfer transaction, if the Partnership provides Buyer with an opinion of counsel, in form, substance, and scope, and from such counsel, as may be reasonably acceptable to Buyer, to the effect that the sale, assignment or other transfer of Buyer Common Stock may be made without registration under the Securities Act, or (c) if the Partnership provides Buyer with notice that the shares of Buyer Common Stock are being sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto).  The Partnership agrees to sell the shares of Buyer Common Stock only in compliance with all applicable securities laws.

2.8

Compliance; Litigation Related to the Purchase Assets

.

(a)

The Partnership has complied in all material respects with all Requirements of Law applicable to the Purchased Assets and the Assumed Obligations.

(b)

There are no actions, suits or proceedings pending or, to the Partnership knowledge, threatened against the Partnership by any Borrower, Guarantor or third Person in respect of the Purchased Assets or the Assumed Obligations and there are no actions, suits or proceedings pending in which the Partnership is the plaintiff or claimant and which relate to any of the Purchased Assets or the Assumed Obligations.

(c)

There are no actions, suits or proceedings pending or threatened in writing against either Partnership which question the legality or propriety of the transactions contemplated by this Agreement.

2.9

Brokers’ Fees

.  The Partnership has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

2.10

Disclosure

.  No representation or warranty by the Partnership contained in this Agreement, and no statement contained in the Partnership Disclosure Schedule, or any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Partnership pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

2.11

Duty to Make Inquiry

.  To the extent that any of the representations or warranties in this Article II are qualified by “knowledge” or “belief,” the Partnership represents and warrants that it has made reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, reasonable inquiry by the directors, officers and key personnel of the general partner of the Partnership.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE ACQUISITION SUBSIDIARY

Each of the Parent and the Acquisition Subsidiary represents and warrants to the Company that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedule provided by the Parent and the Acquisition Subsidiary to the Company on the date hereof and accepted in writing by the Company (the “Parent Disclosure Schedule”).  The Parent Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III; and to the extent that it is clear from the context thereof that such disclosure also applies to any other numbered paragraph contained in this Article III, the disclosures in any numbered paragraph of the Disclosure Schedule shall qualify such other corresponding numbered paragraph in this Article III.  For purposes of this Article III, the phrase “to the knowledge of the Parent” or any phrase of similar import shall be deemed to refer to the actual knowledge of any officer or director of the Parent (which shall include the Buyer) as well as any other knowledge which such person would have possessed had such person made reasonable inquiry of appropriate officers, directors, key employees, accountants and attorneys of the Parent with respect to the matter in question.

3.1

Organization, Qualification and Corporate Power

.

(a)

The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and the Acquisition Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.  Each of the Parent and the Acquisition Subsidiary is duly licensed or qualified to do business in all material respects as a foreign corporation in each jurisdiction in which the nature of business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.  The Parent has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Parent has furnished or made available to the Partnerships complete and accurate copies of its articles of incorporation, bylaws and all amendments thereto.  Neither the Parent nor the Acquisition Subsidiary is in default under or in violation of any provision of its Organizational Documents as amended to date.  The Parent is not now, and has never been, a “Shell Company” as defined under Rule 12b-2 of the Exchange Act and Rule 144(1) of the Securities Act.

(b)

The Parent has filed an election (the “BDC Election”) and has duly elected to be a business development company and is subject to the provisions of Sections 55 through 65 of the Investment Company Act.  At the time the BDC Election was filed with the SEC, it (i) contained all statements required to be stated therein accordance with, and complied in all material respects with the requirements of the Investment Company Act and (ii) did not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein not misleading.  The Parent has not filed with the SEC any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the Investment Company Act, the BDC Election remains in full force and effect, and, no order of suspension or revocation of the BDC Election under the Investment Company Act has been issued or, to the knowledge of Parent, proceedings therefore initiated or threatened by the SEC.  Except as set forth in Section 3.1(b) of the Parent Disclosure Schedule, the operations of the Parent are in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder, including the provisions applicable to business development companies.  The Acquisition Subsidiary, immediately following the Reincorporation Merger, will be a business development company and subject to the provisions of Section 55 through 65 of the Investment Company Act.

3.2

Capitalization

.  The authorized capital stock of the Parent consists of 50,000,000 shares of Parent Common Stock, of which 3,633,067 shares are issued and outstanding, 50,000 shares of Parent Series A Preferred of which no shares are outstanding and 500,000 shares of Parent Series B Preferred, of which 100,000 shares are issued and outstanding.  There are no declared or accrued but unpaid dividends with respect to any shares of Parent Common Stock or Parent Series B Preferred.  The Parent Common Stock is presently eligible for quotation and trading on the OTCBB and is not subject to any notice of suspension or delisting.  All of the issued and outstanding shares of Parent Common Stock and Parent Series B Preferred are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights, with no personal liability with respect to the Parent attaching to the ownership thereof.  Except as contemplated by the Transaction Documentation or as described in Section 3.2 of the Parent Disclosure Schedule, there are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Parent is a party or which are binding upon the Parent providing for the issuance or redemption of any of its capital stock.  There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Parent.  There are no agreements to which the Parent is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies), registration under the Securities Act, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Parent.  There are no agreements among other parties, to which the Parent is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Parent.  All of the issued and outstanding shares of Parent Common Stock and Parent Series B Preferred were issued in compliance with applicable Laws, including federal and state securities laws.  The Stock Consideration to be issued at the Closing pursuant to Section 1.4 hereof, (i) when issued and delivered in accordance with the terms hereof shall be duly and validly issued, fully paid and nonassessable and free of all preemptive rights and will be issued in compliance with applicable federal and state securities laws (ii) will be eligible for resale without compliance with the requirements of Rule 144(i) of the Securities Act.

3.3

Authorization of Transaction

.

(a)

Each of the Parent and the Acquisition Subsidiary has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery by the Parent and the Acquisition Subsidiary of this Agreement and the agreements contemplated hereby including the Reincorporation Merger Agreement (collectively, the “Transaction Documentation”), and subject to the adoption of this Agreement and the approval of the transactions contemplated by this Agreement and the Reincorporation Merger Agreement by no less than a majority of the votes represented by the outstanding shares of Parent Common Stock and Parent Series B Preferred entitled to vote on this Agreement and the Reincorporation Merger Agreement and the transactions contemplated by this Agreement and the Reincorporation Merger Agreement voting individually, or together as one class, which represents approval of holders of more than 50% of the Parent’s outstanding voting securities (the “Stockholder Approval”), have been authorized by all necessary corporate action on the part of Parent and the Acquisition Subsidiary, respectively.  This Agreement and each of the documents included in the Transaction Documentation has been duly and validly executed and delivered by the Parent or the Acquisition Subsidiary, as the case may be, and, subject to receipt of Stockholder Approval (assuming due authorization, execution and delivery by each Partnership), constitutes a valid and binding obligation of the Parent or the Acquisition Subsidiary, as the case may be, enforceable against them in accordance with its terms, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

(b)

Neither the execution and delivery of this Agreement by Parent or Acquisition Subsidiary, nor the consummation by Parent or Acquisition Subsidiary of the transactions contemplated by this Agreement and the Reincorporation Merger Agreement, nor compliance by Parent or Acquisition Subsidiary with any of the terms or provisions of this Agreement and the Reincorporation Merger Agreement, will (i) violate any provision of the Organizational Documents of the Parent or Acquisition Subsidiary or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to Parent, any of its subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of Parent or any of its subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which Parent or any of its subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii), any such violation, conflict, breach, default, termination, cancellation, acceleration or creation that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(c)

Neither the consummation by Parent or the Acquisition Subsidiary of the transactions contemplated by this Agreement nor compliance by Parent with any of the terms or provisions of this Agreement will violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, confirmation, approval or authorization of, or notice to or filing with any third-party with respect to, any of the terms, conditions or provisions of any Contract listed in Section 3.16 of the Parent Disclosure Schedule.

3.4

Noncontravention

.

Governmental Consents; Regulatory Matters.

(a)

Except for (i) the Regulatory Approvals that have been disclosed by the Parent in Section 3.4 of the Parent Disclosure Schedule, (ii) the filing with the SEC of an information statement in definitive form relating to the actions approved by the stockholders of the Parent, (iii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT and the Florida Division of Corporations, (iv) any notices or filings under the HSR Act, (v) any required notification to FINRA and (vi) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the Stock Consideration pursuant to this Agreement and approval of the quotation or listing of such Stock Consideration on the OTCBB or other applicable exchanges, no material consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the consummation by the Company of the Reincorporation Merger and the transactions contemplated by this Agreement.  No consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the execution and delivery by the Parent of this Agreement other than (i) the reporting of this Agreement on a Current Report on Form 8-K or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b)

Neither the Parent nor any of its subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has been ordered to pay any civil money penalty by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Parent’s knowledge that, upon consummation of the transactions contemplated by this Agreement, would restrict in any material respect the conduct of the business of Parent or any of its subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated business development companies or their subsidiaries, nor has the Parent or any of its subsidiaries been advised in writing or verbally by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

3.5

Subsidiaries

.

(a)

The Parent has no subsidiaries other than the Acquisition Subsidiary.  The Acquisition Subsidiary is an entity duly organized, validly existing and in corporate and tax good standing under the laws of the state of Maryland.  The Acquisition Subsidiary has not conducted any business operations since its organization.  The Parent has delivered or made available to the Partnerships complete and accurate copies of the

Organizational Documents of the Acquisition Subsidiary.  The Acquisition Subsidiary has no assets other than minimal paid-in capital, has no liabilities or other obligations, and is not in default under or in violation of any provision of its charter, bylaws or other Organizational Documents.  All of the issued and outstanding shares of capital stock of the Acquisition Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.  All shares of the Acquisition Subsidiary are owned by the Parent free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws and Liens.  There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Parent or the Acquisition Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of the Parent or the Acquisition Subsidiary (except as contemplated by this Agreement).  There are no outstanding stock appreciation, phantom stock or similar rights with respect to the Acquisition Subsidiary.  There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Acquisition Subsidiary.

(b)

At all times from January 1, 2010 through the date of this Agreement, the business and operations of the Parent have been conducted exclusively through the Parent.

(c)

The Parent does not control directly or indirectly or have any direct or indirect participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not a subsidiary.

3.6

SEC Reports

.

(a)

The Parent has filed on a timely basis all reports, registration statements, forms, schedules and other documents required to be filed by it with the SEC, the OTC BB and any other Governmental Entity for the period from January 1, 2010 to the date hereof.  No Governmental Entity has initiated or has pending any Proceeding or investigation into the business, disclosures or operations of the Parent or any of its subsidiaries.  There is no unresolved or threatened comment, exception or stop order by any Governmental Entity with respect to any filing by the Parent or any of its subsidiaries, relating to any examinations or inspections of the Parent or any of its subsidiaries.  There have been no formal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of the Parent or any of its subsidiaries.  Except to the extent available in full without redaction on the SEC’s web site through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) two days prior to the date of this Agreement, the Parent has made available to the Company copies in the form filed with the SEC (including the full text of any document filed subject to a request for confidential treatment or as an exhibit to such filing) all of the following that have been filed with the SEC prior to the date hereof: (i) the Parent’s Annual Reports on Forms 10-K, (ii) the Parent’s Quarterly Reports on Forms 10-Q, (iii) all proxy and information statements relating to the Parent’s meetings of stockholders (whether annual or special) held, or by stockholder consents, (iv) the Parent’s Current Reports on Form 8-K, and (v) all other forms, reports, registration statements and other documents filed by the Parent with the SEC (the forms, reports, registration statements and other documents referred to in clauses (i), (ii), (iii), (iv) and (v) above, whether or not available through EDGAR, together with the exhibits filed or furnished therewith, are, collectively, the “Parent Reports,” and, to the extent available in full without redaction through EDGAR at least two business days prior to the date of this Agreement, the “Filed Parent Reports”).

(b)

No Parent Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy and/or information statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading.  As of their respective dates, all Parent Reports complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, to the extent then applicable, the Sarbanes-Oxley Act, including in each case, the rules and regulations thereunder.

(c)

From January 1, 2010 to the date hereof, the Parent has been in compliance in all material respects with (i) the applicable rules and regulations of FINRA in respect of which the Parent Common Stock is qualified for quotation and trading on the OTCBB, and (ii) the applicable provisions of the Sarbanes-Oxley Act.  The Parent has made available to the Company true, correct and complete copies of and Section 3.6 of the Parent Disclosure Schedule lists (A) all correspondence between the Parent and the OTCBB since January 1, 2010, and (B) all correspondence between the Parent and FINRA since January 1, 2010.

3.7

Compliance with Laws

.  Except as disclosed on Section 3.7 of the Parent Disclosure Schedule, each of the Parent and the Acquisition Subsidiary:

(a)

and the conduct and operations of their respective businesses, are in compliance with each Law applicable to the Parent, the Acquisition Subsidiary or any of their properties or assets, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect;

(b)

has complied with all federal and state securities laws and regulations, including being current in all of its reporting obligations under such federal and state securities laws and regulations;

(c)

has not, and the past and present officers, directors and Affiliates of the Parent have not, been the subject of, nor does any officer or director of the Parent have any reason to believe that the Parent or any of its officers, directors or Affiliates will be the subject of, any Proceeding by any federal or state agency alleging a violation of securities laws;

(d)

has not been the subject of any voluntary or involuntary bankruptcy proceeding, nor has it been a party to any material litigation;

(e)

has not, and the past and present officers, directors and Affiliates have not, been the subject of, nor does any officer or director of the Parent have any reason to believe that the Parent or any of its officers, directors or Affiliates will be the subject of, any Proceeding brought by any federal or state agency having regulatory authority over such entity or person;

(f)

does not and will not on the Closing, have any liabilities, contingent or otherwise, including but not limited to notes payable and accounts payable exceeding $10,000 in the aggregate, and is not a party to any executory agreement except as set forth on Section 3.7(f) of the Parent Disclosure Schedule; and

(g)

is not a “blank check company” as such term is defined by Rule 419 of the Securities Act.

3.8

Financial Statements

.

(a)

The financial statements, including the related consolidated schedules of investments, of the Parent included (or incorporated by reference) in the Parent Reports (including the related notes, where applicable (collectively, the “Parent Financial Statements”)) (i) have been prepared from, and are in accordance with, in all material respects, the books and records of the Parent, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of the Parent for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements and the interim financials to recurring year-end audit adjustments normal in nature and amount), (iii) have complied as to form, as of their respective dates of filing with the SEC or, in the case of the interim financials, as of the date hereof, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. As of the date hereof, the books and records of the Parent have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. The Parent’s independent registered account firm has not resigned, threatened resignation or been dismissed as independent public accountants of the Parent as a result of or in connection with any disagreements with the Parent on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b)

(i) Neither the Parent nor any of its subsidiaries has any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable or otherwise and whether due or to become due), except for (A) in the case of the Parent, liabilities that are reflected or reserved against on the consolidated balance sheet of the Parent included in the Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, and (B) liabilities incurred in the Ordinary Course of Business consistent with past practice since March 31, 2014 which do not exceed $50,000 in the aggregate and (C) contractual and other liabilities incurred in the Ordinary Course of Business consistent with past practices which are not required by GAAP to be reflected on a balance sheet, (ii) other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect with respect to the Parent, neither the Parent nor any of its subsidiaries is a party to, and has no commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Parent or any of its subsidiaries, on the one hand, and any Affiliate, including any structured finance, special purpose or limited purpose entity, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving the Parent in the Parent’s consolidated financial statements, and (iii) no subsidiary of the Parent is required to file any forms, reports, schedules, statements or other documents with the SEC.

(c)

Neither the Parent nor any of its subsidiaries nor, to the knowledge of the Parent, any director, officer, Employee, auditor, accountant or representative of the Parent or any of its subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Parent or any of its subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Parent or any of its subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and no attorney representing the Parent or any of its subsidiaries, whether or not employed by the Parent or any of its subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of directors of the Parent or any committee thereof or to any director or officer of the Parent.

(d)

Neither the Parent nor any of its subsidiaries is a party to any securitization transaction with respect to the assets of the Parent or its subsidiaries or off-balance sheet arrangement with respect to the Parent (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act). To the Parent’s knowledge, Boulay PLLP, the Parent’s independent registered public account firm, which has expressed its opinion with respect to the financial statements of the Parent and its subsidiaries included in the Parent Reports (including the related notes), has been (i) “independent” with respect to the Parent and its subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(e)

The principal executive officer and principal financial officer of the Parent have made all certifications required by, and would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made as of such dates, pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(f)

The Parent has in all material respects:

(i)

designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Parent in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Parent’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Parent’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii)

designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

(iii)

provided true and correct copies of any of the foregoing disclosures to its auditors or the Audit Committee of the Parent’s board of directors that have been made in writing from January 1, 2010 through the date hereof, and will promptly provide true and correct copies of any such disclosures that are made after the date hereof.

(g)

The Parent’s management, with the participation of the Parent’s principal executive and financial officers, has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2013 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that such internal controls were effective using the framework specified in the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and (A) disclosed, based on its most recent evaluation, to its auditors and the Audit Committee of the Parent’s board of directors (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Parent’s internal controls over financial reporting that could adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other Employees who have a significant role in its internal controls over financial reporting and (B) identified for the Parent’s auditors any material weaknesses in internal controls.

3.9

Absence of Certain Changes

.  Since the date of the balance sheet contained in the most recent Parent Report, (a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Parent Material Adverse Effect and (b) neither the Parent nor the Acquisition Subsidiary has taken any of the actions set forth in paragraphs (a) through (p) of Section 4.3.

3.10

Litigation

.  Except as disclosed in Section 3.10 of the Parent Disclosure Schedule, as of the date of this Agreement, there is no Proceeding which is pending or, to the Parent’s knowledge, threatened (i) against the Parent or any subsidiary of the Parent which, if determined adversely to the Parent or such subsidiary, could have, individually or in the aggregate, a Parent Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or (ii) against any director or officer of any of the Parent in his or her capacity as such pursuant to Section 8A or 20(b) of the Securities Act or Section 21(d) or 21C of the Exchange Act.  For purposes of this Section 3.10, any such pending or threatened Proceedings where the amount at issue exceeds or could reasonably be expected to exceed the lesser of $10,000 per Proceeding or $25,000 in the aggregate shall be considered to possibly result in a Parent Material Adverse Effect hereunder.

3.11

Compliance with Applicable Law

.

(a)

Except as disclosed in Section 3.11(a) of the Parent Disclosure Schedule, the Parent and each of its subsidiaries is in compliance, and has been operated at all times, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities Act, the Exchange Act, Environmental Laws and the Code other than, in the case of Environmental Laws only, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Parent. Each of the Parent and its subsidiaries is in compliance, and has been operated in compliance, with all applicable listing standards and corporate governance standards of the SEC, the OTCBB or other listing exchange or self-regulating organization applicable to the Parent or its subsidiaries, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b)

There is no Order or regulatory restriction (other than regulatory restrictions of general application that apply to similarly situated companies) imposed upon the Parent, any of its subsidiaries or the assets of the Parent or any of its subsidiaries (or that, immediately after the Closing, would apply to the Parent or Acquisition Subsidiary).

(c)

There have not been, nor are there currently pending, any internal investigations or inquiries being conducted by the Parent, the Parent’s board of directors (or any committee thereof) or any third party at the request of any of the foregoing concerning any financial, accounting, Tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance issues.

(d)

Except as set forth on Section 3.11(d) of the Parent Disclosure Schedule, the Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act.  Except as set forth on Section 3.11(d) of the Parent Disclosure Schedule, since the date the Parent elected to be regulated as a business development company, there have been no “Material Compliance Matters” for the Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Parent’s Board of directors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(e)

Section 3.11(e) of the Parent Disclosure Schedule sets forth a list of all Permits issued to or held by the Parent or any of its subsidiaries.  The Parent and the Acquisition Subsidiary will hold, immediately prior to the Closing, all Permits required in order to permit the Company and the Acquisition Subsidiary to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law, in each case, other than any failure to hold any Permit that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. All such Permits are valid and in full force and effect, except for those the failure of which to be valid or to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. No violations with respect to such Permits have occurred that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, and no Proceeding is pending and served or threatened in writing or, to the knowledge of the Parent, pending and not served or otherwise threatened to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the operations of the Parent and the Acquisition Subsidiary, taken as a whole. Each Employee of the Parent and each of its subsidiaries who is required to be registered or licensed as a registered representative, investment adviser representative, sales person or an equivalent person with any Governmental Entity is duly registered as such and such registration is in full force and effect, except for such failures to be so registered or for such registration to remain in full force and effect that, individually or in the aggregate, would not reasonably be expected to be material to the operations of the Parent and its subsidiaries, taken as a whole.

(f)

No “affiliated person” (as defined under the Investment Company Act) of the Parent has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a business development company) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. Section 3.11(f) of the Parent Disclosure schedule lists each exemptive order or other relief issued by the SEC in respect of any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Parent, threatened that would result in any such disqualification.

(g)

The Parent has not received any written or oral notification from a Governmental Entity asserting that it is not in compliance in all material respects with any material Laws or Permits applicable to the Parent.  Each such Permit will continue in full force and effect following the Closing.

3.12

Tax Matters

.

(a)

Each of the Parent and its subsidiaries has filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects.  Neither the Parent nor any of its subsidiaries is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which only the Parent and its subsidiaries are or were members.  Each of the Parent and its subsidiaries has paid on a timely basis all Taxes that were due and payable.  The unpaid Taxes of the Parent and its subsidiaries for tax periods through the date of the balance sheet contained in the most recent Parent Report do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on such balance sheet.  Neither the Parent nor any of its subsidiaries has any actual or potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group of corporations or other entities that included the Parent or any of its subsidiaries during a prior period) other than the Parent and its subsidiaries.  All Taxes that the Parent or any of its subsidiaries is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

(b)

The Parent has delivered or made available to the Partnership complete and accurate copies of all federal income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Parent or any of its subsidiaries since January 1, 2010.  No examination or audit of any Tax Return of the Parent or any of its subsidiaries by any Governmental Entity is currently in progress or, to the knowledge of the Parent, threatened or contemplated.  Neither the Parent nor any of its subsidiaries has been informed by any jurisdiction that the jurisdiction believes that the Parent or its subsidiaries was required to file any Tax Return that was not filed.  Neither the Parent nor any of its subsidiaries has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

(c)

Neither the Parent nor any of its subsidiaries: (i) has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code; (ii) has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that may be treated as an “excess parachute payment” under Section 280G of the Code; (iii) has any actual or potential liability for any Taxes of any person (other than the Parent and its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of federal, state, local or foreign law), or as a transferee or successor, by Contract or otherwise; or (iv) is or has been required to make a basis reduction pursuant to Treasury Regulation Section 1.1502-20(b) or Treasury Regulation Section 1.337(d)-2(b).

(d)

None of the assets of the Parent or any of its subsidiaries:  (i) is property that is required to be treated as being owned by any other person pursuant to the provisions of former Section 168(f)(8) of the Code; (ii) is “taxexempt use property” within the meaning of Section 168(h) of the Code; or (iii) directly or indirectly secures any debt the interest of which is tax exempt under Section 103(a) of the Code.

(e)

Neither the Parent nor any of its subsidiaries has undergone a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code.

(f)

No state or federal “net operating loss” of the Parent determined as of the Closing Date is subject to limitation on its use pursuant to Section 382 of the Code or comparable provisions of state law as a result of any “ownership change” within the meaning of Section 382(g) of the Code or comparable provisions of any state law occurring prior to the Closing Date.

(g)

The Parent has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(h)

Section 3.12(h) of the Parent Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in Internal Revenue Service Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-5, Treasury Regulation Section 1.337(d)-6 or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset.

(i)

Neither the Parent nor any of its subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(j)

Neither the Parent nor any of its subsidiaries has any liability for the Taxes of another Person other than the Parent and its subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(k)

There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets (tangible or intangible) of the Parent or any of its subsidiaries.

3.13

Assets

.  Each of the Parent and the Acquisition Subsidiary owns or leases all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed to be conducted.  Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.  No asset of the Parent or the Acquisition Subsidiary (tangible or intangible) is subject to any Lien.

3.14

Owned Real Property

.  Except as set forth in Section 3.14 of the Parent Disclosure Schedule, neither the Parent nor any of its subsidiaries owns any real property.

3.15

Real Property Leases

.  Section 3.15 of the Parent Disclosure Schedule lists all real property leased or subleased to or by the Parent or any of its subsidiaries and lists the term of such lease, any extension and expansion options, and the rent payable thereunder.  The Parent has delivered or made available to the Company complete and accurate copies of the leases and subleases listed in Section 3.15 of the Parent Disclosure Schedule.  With respect to each lease and sublease listed in Section 3.15 of the Parent Disclosure Schedule:

(a)

the lease or sublease is legal, valid, binding, enforceable and in full force and effect;

(b)

the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

(c)

neither the Parent nor any of its subsidiaries nor, to the knowledge of the Parent, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of the Parent, is threatened, which, after the giving of notice, with lapse of time or otherwise, would constitute a breach or default by the Parent or any of its subsidiaries or, to the knowledge of the Parent, any other party under such lease or sublease;

(d)

neither the Parent nor any of its subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold; and

(e)

to the knowledge of the Parent, there is no Lien, easement, covenant or other restriction applicable to the real property subject to such lease, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or the occupancy by the Parent or any of its subsidiaries of the property subject thereto.

3.16

Contracts

.

(a)

Section 3.16 of the Parent Disclosure Schedule lists the following agreements (written or oral) to which the Parent or any of its subsidiaries is a party as of the date of this Agreement:

(i)

any agreement (or group of related agreements) for the lease of personal property from or to third parties;

(ii)

any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services;

(iii)

any agreement establishing a partnership or joint venture;

(iv)

any loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of the Parent or any of its subsidiaries in an aggregate principal amount in excess of $5,000 is outstanding or may be incurred;

(v)

any Contract that creates future payment obligations, including settlement agreements, in excess of $10,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of the Parent or its subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the Ordinary Course of Business or as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect);

(vi)

except with respect to investments set forth in the Parent Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the Ordinary Course of Business and is material to the Parent and its subsidiaries, taken as a whole;

(vii)

any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its subsidiaries (taken as a whole) is, could or proposed to be conducted or the types of business that the Company and its subsidiaries conducts or may conduct;

(viii)

any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $5,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after January 1, 2014 other than Contracts entered into in the Ordinary Course of Business with respect to investments set forth in the Parent Reports;

(ix)

any Contract that obligates the Parent or any of its subsidiaries to conduct any business that is material to the Parent and its subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the transactions contemplated by this Agreement, will obligate Parent, the Acquisition Subsidiary or any of their subsidiaries to conduct business with any third-party on an exclusive basis;

(x)

any Contract with a Governmental Entity;

(xi)

any Contract relating to any collateral management, investment advisory or other management or advisory fees in excess of $10,000 per year payable by or to the Parent or any of its subsidiaries;

(xii)

any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a Lien on any of its assets, tangible or intangible;

(xiii)

any agreement concerning confidentiality or noncompetition;

(xiv)

any employment or consulting agreement;

(xv)

any agreement involving any current or former officer, director or stockholder of the Parent or any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) or Affiliate thereof;

(xvi)

any agreement under which the consequences of a default or termination would reasonably be expected to have a Parent Material Adverse Effect;

(xvii)

any agreement which contains any provisions requiring the Parent or any of its subsidiaries to indemnify any other party thereto (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business);

(xviii)

any other agreement (or group of related agreements) either involving more than $5,000 or not entered into in the Ordinary Course of Business;

(xix)

any agreement, other than as contemplated by this Agreement, relating to the sales of securities of the Parent or any of its subsidiaries to which the Parent or such subsidiary is a party; and

(xx)

any other Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to the Parent or its financial condition or results of operations.

(b)

The Parent has delivered or made available to the Company a complete and accurate copy of each agreement listed in Section 3.16 of the Parent Disclosure Schedule.  With respect to each agreement so listed: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) the agreement will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Parent nor any of its subsidiaries nor, to the knowledge of the Parent, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Parent, is threatened, which, after the giving of notice, with lapse of time or otherwise, would constitute a breach or default by the Parent or any of its subsidiaries or, to the knowledge of the Parent, any other party under such Contract.

3.17

Powers of Attorney

.  There are no outstanding powers of attorney executed on behalf of the Parent or any of its subsidiaries.

3.18

Insurance

.  (a) Section 3.18 of the Parent Disclosure Schedule lists each insurance policy that is owned by the Parent or its subsidiaries and that name the Parent or a subsidiary as an insured, including, without limitation, fidelity or surety bonds and self-insurance arrangements and those which pertain to the assets, Employees, agents or operations of the Parent or its subsidiaries (each a “Parent Insurance Policy” and collectively, the “Parent Insurance Policies”).  There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy.  All premiums due and payable under all such policies have been paid, neither the Parent nor any of its subsidiaries may be liable for retroactive premiums or similar payments, and the Parent and its subsidiaries are otherwise in compliance in all material respects with the terms of such policies.  The Parent and its subsidiaries maintain insurance coverage with reputable insurers reasonably believed by the Parent to be financially sound.  The Parent has no knowledge of any threatened termination of, or material premium increase with respect to, any such policy.  Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing.

(b)  The Parent and its subsidiaries are insured against (i) such losses and risks and in such amounts as are customary in the businesses in which they are engaged, and (ii) any and all reasonably foreseeable liability for any and all litigation described in Section 3.10 of the Parent Disclosure Schedule. In addition, Section 3.18(b) of the Parent Disclosure Schedule sets forth in respect of each Parent Insurance Policy (A) a description of claims made and reported involving amounts in excess of $10,000 and (B) the aggregate amount paid out under each such policy during the period from January 1, 2010 through the date hereof.

(c)  Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, neither the Parent nor any of its subsidiaries has received any notice or other communication regarding any actual or threatened in writing: (i) cancellation or invalidation of any Parent Insurance Policy (if not rescinded); (ii) refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any Parent Insurance Policy; or (iii) material adjustment in the amount of the premiums payable with respect to any Parent Insurance Policy, and (iv) there have been no disputes regarding denial or nonpayment of claims under any Parent Insurance Policy other than with respect to claims that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

3.19

Investment Assets

.  Each of the Parent and its subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the Ordinary Course of Business and in material compliance with all applicable Laws to secure obligations of the Parent or its subsidiaries under any outstanding indebtedness included on the most recent balance sheet included in Parent Reports and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the Ordinary Course of Business and in material compliance with all applicable Laws.

3.20

Intellectual Property

. The Parent and its subsidiaries own, or are validly licensed or otherwise have the right to use, all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs (including source code and object code), trade secrets, know-how and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of the Parent and its subsidiaries taken as a whole (hereinafter, “Parent Intellectual Property Rights”). No claims are pending for which the Parent has received written notice or, to the knowledge of the Parent, threatened (i) that the Parent or any of its subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Parent Intellectual Property Right is invalid or unenforceable. To the knowledge of the Parent, no Person is infringing, misappropriating or using without authorization the rights of the Parent or any of its subsidiaries with respect to any Intellectual Property Right.

3.21

Warranties

.  No product or service sold or delivered by the Parent or any of its subsidiaries is subject to any guaranty, warranty, right of credit or other indemnity other than the applicable standard terms and conditions of sale of the Parent or the appropriate subsidiary, which are set forth in Section 3.21 of the Parent Disclosure Schedule

3.22

Employees

.

(a)

Neither the Parent nor any of its subsidiaries has any liability or obligations, including under or on account of a Parent Benefit Plan, arising out of the hiring of Persons to provide services to the Parent or any of its subsidiaries and treating such Persons as consultants or independent contractors and not as employees of the Parent or its subsidiaries.  The employment of each former employee of the Parent or any of its subsidiaries was terminated in accordance with all applicable Laws, and the Parent and its subsidiaries do not have, and could not reasonably be expected to have, any liability with respect to any such former employees or any such termination of employment.  There is no unfair labor practice charge or complaint against the Parent or any of its subsidiaries pending or, to the knowledge of the Parent, threatened before the National Labor Relations Board or any comparable Governmental Entity.  To the knowledge of the Parent, no employee or group of employees has any plans to terminate employment with the Parent or any of its subsidiaries.

(b)

Neither the Parent nor any of its subsidiaries is a party to or bound by any collective bargaining agreement, nor have any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes.  The Parent has no knowledge of any organizational effort made or threatened, either currently or since the date of organization of the Parent, by or on behalf of any labor union with respect to employees of the Parent or any of its subsidiaries.  Since the date of organization of the Parent, there has been no, and there currently is no, labor strike, dispute, walkout, slowdown or stoppage actually pending or, to the knowledge of the Parent, threatened against or affecting the Parent or any of its subsidiaries.

3.23

Employee Benefits

.

(a)

Section 3.23(a) of the Parent Disclosure Schedule contains a complete and accurate list of all Parent Benefit Plans.  Complete and accurate copies of (i) all Parent Benefit Plans which have been reduced to writing, (ii) written summaries of all unwritten Parent Benefit Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R and (for all funded plans) all plan financial statements for the last five plan years for each Parent Benefit Plan, have been delivered or made available to the Parent.  Each Parent Benefit Plan has been administered in all material respects in accordance with its terms and each of the Parent, its subsidiaries and the ERISA Affiliates has in all material respects met its obligations with respect to such Parent Benefit Plan and has made all required contributions thereto.  The Parent, each of its subsidiaries, each ERISA Affiliate and each Parent Benefit Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including without limitation Section 4980B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA).  All filings and reports as to each Parent Benefit Plan required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been duly submitted.

(b)

To the knowledge of the Parent, there are no Proceedings (except claims for benefits payable in the normal operation of the Parent Benefit Plans and proceedings with respect to qualified domestic relations orders) against or involving any Parent Benefit Plan or asserting any rights or claims to benefits under any Parent Benefit Plan that could give rise to any material liability.

(c)

All the Parent Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Parent Benefit Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and no such Parent Benefit Plan has been amended since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost.  Each Parent Benefit Plan which is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of, Section 401(k)(3) and Section 401(m)(2) of the Code for each plan year ending prior to the Closing Date.

(d)

Neither the Parent, any of its subsidiaries, nor any ERISA Affiliate has ever maintained an “employee benefit plan,” as defined in Section 3(3) of ERISA, that is subject to Section 412 of the Code or Title IV of ERISA.

(e)

At no time has the Parent, any of its subsidiaries or any ERISA Affiliate been obligated to contribute to any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(f)

There are no unfunded obligations under any Parent Benefit Plan providing benefits after termination of employment to any employee of the Parent or any of its subsidiaries (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable Law and insurance conversion privileges under state law.  The assets of each Parent Benefit Plan which is funded are reported at their fair market value on the books and records of such Parent Benefit Plan.

(g)

No act or omission has occurred and no condition exists with respect to any Parent Benefit Plan maintained by the Parent, any of its subsidiaries or any ERISA Affiliate that would subject the Parent, any of its subsidiaries or any ERISA Affiliate to (i) any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code or (ii) any contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Parent Benefit Plan.

(h)

No Parent Benefit Plan is funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code.

(i)

Each Parent Benefit Plan is amendable and terminable unilaterally by the Parent at any time without liability to the Parent as a result thereof and no Parent Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Parent from amending or terminating any such Parent Benefit Plan.

(j)

Section 3.23(j) of the Parent Disclosure Schedule discloses each: (i) agreement with any stockholder, director, executive officer or other employee of the Parent or any of its subsidiaries (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Parent or any of its subsidiaries of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or employee; and (ii) agreement or plan, including without limitation any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Parent Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.  The accruals for vacation, sickness and disability expenses are accounted for on the balance sheet contained in the most recent Parent Report and are adequate and materially reflect the expenses associated therewith in accordance with GAAP.

(k)

No amount, economic benefit or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement (alone or in combination with any other event) by any Person who is a “disqualified individual” (as defined in Treasury Regulation Section 1.280G-1) with respect to the Parent would be characterized as an

“excess parachute payment” (as defined in Section 280G(b)(1) of the Code).  No current or former director, officer, employee, contractor or consultant of the Parent or any of its subsidiaries is entitled to any gross-up, make-whole or other additional payment from the Parent or any of its subsidiaries in respect of any tax (including Federal, state, local and foreign income, excise and other taxes (including taxes imposed under Section 4999 or 409A of the Code)) or interest or penalty related thereto.

3.24

Environmental Matters

.

(a)

Each of the Parent and its subsidiaries has complied with all applicable Environmental Laws, except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.  There is no pending or, to the knowledge of the Parent, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Parent or any of its subsidiaries, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b)

Set forth in Section 3.24(b) of the Parent Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Parent or any of its subsidiaries (whether conducted by or on behalf of the Parent or its subsidiaries or a third party, and whether done at the initiative of the Parent or any of its subsidiaries or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Parent has possession of or access to.  A complete and accurate copy of each such document has been provided to the Company.

(c)

The Parent is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Parent or any of its subsidiaries.

3.25

Certain Business Relationships with Affiliates

.  No Affiliate of the Parent or of any of its subsidiaries (a) owns any property or right, tangible or intangible, which is used in the business of the Parent or any of its subsidiaries, (b) has any claim or cause of action against the Parent or any of its subsidiaries, or (c) owes any money to, or is owed any money by, the Parent or any of its subsidiaries.  Section 3.25 of the Parent Disclosure Schedule describes any transactions involving the receipt or payment in excess of $1,000 in any fiscal year between the Parent or any of its subsidiaries and any Affiliate thereof which have occurred or existed since the beginning of the time period covered by the Parent Financial Statements.

3.26

Brokers’ Fees

.  Neither the Parent nor the Acquisition Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

3.27

Disclosure

.  No representation or warranty by the Parent contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Parent pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.  The Parent has disclosed to the Company all material information relating to the business of the Parent or any of its subsidiaries or the transactions contemplated by this Agreement.

3.28

Interested Party Transactions

.  Except as set forth in Section 3.28 of the Parent Disclosure Schedule, no officer, director or stockholder of the Parent or any or “associate” (as such term is defined in Rule 405 under the Securities Act) of any such person currently has or has had, either directly or indirectly, (a) an interest in any person that (i) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by the Parent or any of its subsidiaries or (ii) purchases from or sells or furnishes to the Parent or any of its subsidiaries any goods or services, or (b) a beneficial interest in any Contract to which the Parent or any of its subsidiaries is a party or by which it may be bound or affected.  Neither the Parent nor any of its subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Parent or any of its subsidiaries.

3.29

Duty to Make Inquiry

.  To the extent that any of the representations or warranties in this Article III are qualified by “knowledge” or “belief,” the Parent represents and warrants that it has made due and reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, diligent inquiry by its directors, officers and key personnel.

3.30

Accountants

.  Boulay PLLP is and has been throughout the periods covered by the financial statements of the Parent for the past fiscal year (a) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), (b) “independent” with respect to the Parent within the meaning of Regulation SX and (c) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.  Schedule 3.30 of the Parent Disclosure Schedule lists all non-audit services performed by Parent Auditor for the Parent and/or any of its subsidiaries.  Except as set forth on Section 3.30 of the Parent Disclosure Schedule, the report of the Parent Auditor on the financial statements of the Parent for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles, although it did express uncertainty as to the Parent’s ability to continue as a going concern.  During the Parent’s most recent fiscal year and the subsequent interim periods, there were no disagreements with the Parent Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.  None of the reportable events listed in Item 304(a)(1)(iv) or (v) of Regulation S-K occurred with respect to the Parent Auditor.

3.31

Minute Books

.  The minute books and other similar records of the Parent and each of its subsidiaries contain, in all material respects, complete and accurate records of all actions taken at any meetings of directors (or committees thereof) and stockholders or actions by written consent in lieu of the holding of any such meetings since the time of organization of each such corporation through the date of this Agreement.  The Parent has provided true and complete copies of all such minute books and other similar records to the Partnership’s representatives.

3.32

Board Action

.  (a) The Parent’s board of directors has unanimously determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Parent’s stockholders and is on terms that are fair to stockholders of the Parent and the Acquisition Subsidiary’s sole director has approved this Agreement (b) the Parent, in its capacity as the sole stockholder of the Acquisition Subsidiary, has approved this Agreement and the transactions contemplated hereby by written consent, (c) the Parent’s board of directors has adopted this Agreement in accordance with the provisions of the FBCA and the Parent’s Organizational Documents, and (d) the Parent’s board of directors has directed this Agreement and the transactions contemplated hereby be submitted to the Parent Stockholders for their adoption and approval and resolved to recommend that the Parent Stockholders vote in favor of the adoption of this Agreement and approval of the transactions contemplated hereby.

ARTICLE IV

COVENANTS

4.1

Closing Efforts

.  Each of the Parties shall use its best efforts, to the extent commercially reasonable in light of the circumstances (“Reasonable Best Efforts”), to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including without limitation using its Reasonable Best Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date and (ii) the conditions to the obligations of the other Parties to consummate the transactions contemplated by this Agreement are satisfied.

4.2

Conduct of Businesses Prior to the Effective Time

.  Subject to applicable Law, except as Previously Disclosed, as contemplated or permitted by this Agreement or with the prior written consent of the other parties, which prior written consent shall not be unreasonably delayed, conditioned or withheld, during the period from the date of this Agreement to the Effective Time, each party shall, and shall cause each of its respective subsidiaries to, (a) conduct its business in the Ordinary Course of Business and in material compliance with all applicable Laws and (b) use Reasonable Best Efforts to (i) maintain and preserve intact its business organization, listing status and advantageous business relationships, and (ii) maintain in effect all material Permits that are required by such party and its subsidiaries to carry on their respective businesses.

4.3

Parent Forbearances

.  Subject to applicable Law, during the period from the date of this Agreement to the Effective Time, except as previously disclosed or as expressly contemplated or permitted by this Agreement, the Parent shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the Partnerships (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a)

Except as contemplated by Section 1.4 of this Agreement, issue, deliver, sell, grant or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize the creation of, or amend the terms of (i) any shares of its capital stock or other voting securities, (ii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities or (iii) any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units.

(b)

(i) Make, declare, pay or set aside or establish a record date for payment of any dividend on or in respect of, or declare or make any distribution on, any shares of its capital stock or the capital stock of any of its subsidiaries, whether in cash, stock or property or any combination thereof, dividends payable by any directly or indirectly wholly owned subsidiary of the Parent to the Parent or another directly or indirectly wholly owned subsidiary of the Parent, (ii) except as contemplated by this Agreement, adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or the capital stock of any of its subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities as in effect on the date of this Agreement.

(c)

Sell, transfer, lease, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, business or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions or discontinuances (i) as set forth in Section 4.3(c) of the Parent Disclosure Schedule or (ii) other such transactions in the Ordinary Course of Business, in material compliance with applicable Laws and in an aggregate amount not to exceed $10,000.

(d)

Acquire or agree to acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case, in the Ordinary Course of Business consistent with past practice) all or any portion of the assets, business, deposits or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments.

(e)

Except as contemplated with respect to an amendment to the Parent’s Organizational Documents to effect a 1-for-2 reverse stock split of the Parent Common Stock, amend the Parent’s Organizational Documents or other governing documents or similar governing documents of any of its subsidiaries or amend the Reincorporation Merger Agreement.

(f)

Implement or adopt any change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP or applicable regulatory requirements.

(g)

Except as required under applicable Law or the terms of any Parent Benefit Plan existing as of the date hereof or as is set forth in Section 4.3(g) of the Parent Disclosure Schedule or as provided for by this Agreement, (i) increase in any manner the compensation or benefits (including, without limitation, any increase in severance, change of control or termination pay) of any of the current, former or newly hired Employees of the Parent or its subsidiaries, (ii) pay any amounts to Employees of the

Parent or its subsidiaries or increase any amounts or rights of any such Employees not required by any current plan, program or agreement unless in connection with ordinary course payroll and expense reimbursement policies and procedures as in effect as of the date hereof, (iii) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock-based compensation plan, compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement or employment agreement with or for the benefit of any Employee (or newly hired Employees) of the Parent or its subsidiaries, (iv) other than as provided for in this Agreement, accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation under any Parent Benefit Plans, (v) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any Parent Benefit Plan, or (vi) enter into any employment, consulting, indemnification, severance or termination Contract with any Employee (other than immaterial at will employment arrangements).

(h)

(i) Incur any indebtedness for borrowed money (including obligations in respect of capital leases), or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any of its debt securities or the debt securities of any subsidiary, guarantee any debt of its subsidiaries, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, or (ii) except pursuant to previously disclosed commitments existing as of the date of this Agreement that are set forth on Section 4.3(h) of the Parent Disclosure Schedule, make any loans, advances or capital contributions to, or investments in, any other Person, other than to or in the Parent or any direct or indirect wholly owned and subsidiary of the Parent that is set forth on Section 4.3(h) of the Parent Disclosure Schedule.

(i)

Make or agree to make any new capital expenditure or expenditures.

(j)

File or amend any Tax Return other than in the Ordinary Course of Business; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(k)

Enter into any new line of business.

(l)

Terminate, enter into, amend, modify or renew any Contract.

(m)

Settle any Proceeding against it except for a Proceeding that (i) is settled in the Ordinary Course of Business consistent with past practice in an amount or for consideration not in excess of $10,000 in the aggregate, (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries, (iii) would not create precedent for Proceedings that are reasonably likely to be material to it or any of its subsidiaries and (iv) would not admit fault, liability or guilt.

(n)

(i) Pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction, required pursuant to the terms of Parent

Outstanding Debt as in effect as of the date of this Agreement, (ii) cancel any material indebtedness (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than in accordance with ordinary course restructurings of portfolio companies) or (iii) waive material benefits of, or agree to modify in any material manner, any confidentiality (other than in the Ordinary Course of Business consistent with past practice), standstill or similar agreement to which it or any of its subsidiaries is a party.

(o)

Except for the Reincorporation Merger, merge or consolidate the Parent or any of its subsidiaries with any Person or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Parent or any of its subsidiaries.

(p)

Agree to take, make any commitment to take, or adopt any resolutions of its Board of directors in support of, any of the actions prohibited by this Section 4.3.

4.4

Governmental and Third-Party Notices and Consents

.

(a)

Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all Permits, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable Laws in connection with the consummation of the transactions contemplated by this Agreement.

(b)

The Parent shall use its Reasonable Best Efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties, as are required to be listed in Section 3.4 of the Parent Disclosure Schedule.

4.5

Merger of Acquisition Subsidiary

.  Immediately prior to the Cut-off Time and in accordance with the MGCL, the FBCA and the Reincorporation Merger Agreement, Parent shall merge with and into Acquisition Subsidiary, with Acquisition Subsidiary as the surviving entity.

4.6

Access to Parent Information

.

(a)

The Parent shall permit representatives of the Partnerships to have full access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Parent) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Parent.

4.7

Expenses

.  The costs and expenses of the Parent and the Partnerships (including legal fees and expenses of the Parent and the Partnerships) incurred in connection with this Agreement and the transactions contemplated hereby shall be payable at or immediately prior to Closing.

4.8

Quotation of Stock Consideration; Listing of Buyer Common Stock

.

(a)

The Parent shall take whatever steps are necessary to cause the Stock Consideration, and any shares of Buyer Common Stock that may be issued pursuant to Section 1.4, to be eligible for quotation on the OTCBB.

(b)

The Parent shall take such actions as are necessary to file a listing application with a national securities exchange for the Buyer Common Stock.

4.9

Externally Managed Business Development Company

.  Effective upon Closing, Buyer shall have elected to be an externally managed business development company under the Investment Company Act and such election shall be in full force and effect.

4.10

Stockholder Consent; Preparation of Information Statement.

(a)

Immediately after the execution of this Agreement and in lieu of calling a meeting of the Parent’s stockholders, the Parent shall seek and shall use its reasonable Best Efforts to obtain an irrevocable written consent, in the form attached hereto as Exhibit E from holders of more than 50% of the Parent’s Voting securities (such written consent, as duly executed and delivered by all such holders, the “Stockholder Consent”).  As soon as practicable upon receipt of the Stockholder Consent, the Parent shall provide the Partnership with a copy of such Stockholder Consent, certified as true and complete by an executive officer of the Parent.  If such Stockholder Consent is not delivered to the Company and Parent within four (4) calendar days after the execution of this Agreement (the “Stockholder Consent Delivery Period”), the Partnerships shall have the right to terminate this Agreement as set forth in Section 7.4(b).  In connection with the Stockholder Consent, the Parent shall take all actions necessary to comply, and shall comply in all respects, with the FBCA, including Section 607.0704 thereof, and the Parent’s Organizational Documents.

(b)

As promptly as reasonably practicable after the date of this Agreement (and in any event within ten (10) Business Days after the date hereof), the Parent shall, with the assistance (not to be unreasonably withheld, delayed or conditioned) of the Partnerships, prepare and file with the SEC an information statement of the type contemplated by Rule 14c-2 under the Exchange Act related to this Agreement and the transactions contemplated hereby (such information statement, including any amendment or supplement thereto, the “Information Statement”).  The Information Statement shall also contain the notice of action by written consent required by Section 607.0704 of the FBCA.  Parent and the Partnership will cooperate with each other in the preparation of the Information Statement.  The Parent shall use its Reasonable Best Efforts to resolve all SEC comments with respect to the Information Statement as promptly as reasonably practicable after receipt thereof and to have the Information Statement cleared by the staff of the SEC as promptly as reasonably practicable after such filing.  Each of Parent and the Partnership agrees to correct any information provided by it for use in the Information Statement which shall have become materially false or misleading.  The Parent shall as soon as reasonably practicable notify the Partnerships of the receipt of any comments from the SEC with respect to the Information Statement and any request by the SEC for any amendment to the Information Statement or for additional information and shall provide the Partnerships with copies of all such comments and correspondence.

Prior to filing or mailing the Information Statement (or any amendment or supplement thereto) or responding to any comments of the SEC (or the staff of the SEC) with respect thereto, the Parent shall provide the Partnership a reasonable opportunity to review and to propose comments on such document or response and shall, in good faith, consider the reasonable comments of the Partnership.  As promptly as reasonably practicable after the Information Statement has been cleared by the SEC or after ten (10) calendar days have passed since the date of filing of the preliminary Information Statement with the SEC without notice from the SEC of its intent to review the Information Statement, the Parent shall promptly file with the SEC the Information Statement in definitive form as contemplated by Rule 14c-2 promulgated under the Exchange Act substantially in the form previously cleared or filed with the SEC, as the case may be, and mail a copy of the Information Statement to the Parent’s stockholders of record in accordance with Section 607.0704 of the FBCA.  In the event the Stockholder Consent is not obtained and Partnership does not terminate this Agreement, in each case, as provided in Section 4.11, then as soon as practicable after the conclusion of the Stockholder Consent Delivery Period, the Parent shall prepare and file with the SEC a proxy statement related to this Agreement (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) and shall take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of adopting this Agreement and use its Reasonable Best Efforts to obtain the Requisite Company Vote.

4.11

Notices of Certain Events

.  The Parent shall notify the Partnerships and the Partnerships shall notify Parent, promptly of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, (iii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, and (iv) any Proceedings commenced, or to such party’s knowledge, threatened, against the Parent or any of its subsidiaries or the Partnerships, as applicable, that are related to the transactions contemplated by this Agreement.  In no event shall (x) the delivery of any notice by a party pursuant to this Section 4.12 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement, or (y) disclosure by the Partnerships or Parent to be deemed to amend or supplement the Parent Disclosure Schedule or constitute an exception to any representation or warranty.

4.12

Resignations.

  To the extent requested by the Partnerships in writing at least two Business Days prior to the Closing Date, on the Closing Date, the Parent shall cause to be delivered to the Partnerships duly signed resignations, effective at or immediately after the Closing, of the directors and officers of the Parent and its subsidiaries designated by the Partnerships and shall take such other action as is necessary to accomplish the foregoing.

ARTICLE V

CONDITIONS TO CONSUMMATION OF MERGER

5.1

Conditions to Each Party’s Obligations

.  The respective obligations of each Party to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions:

(a)

the following matters shall have been duly approved by holders of more than 50% of Parent’s outstanding voting securities (as that term is defined in the Investment Company Act):

(i)

the amendment to Parent’s Organizational Documents to provide for a 1- for- 2 reverse stock split of the outstanding Parent Common Stock, (ii) the Reincorporation Merger Agreement and approve the Reincorporation Merger, (iii) this Agreement and the Transactions contemplated hereby, (iv) the issuance of the Stock Consideration, (v) the issuance of Buyer Common Stock for a twelve (12) month period following the Closing at price below the then current net asset value and, (vi)

(ii)

the entry by the Buyer into an investment advisory agreement with Princeton Investment Advisors, LLC.

(b)

If approval of the matters listed in Section 5.1(a) are obtained by Stockholder Consent, the Information Statement shall have been mailed to the stockholders of the Parent (in accordance with Regulation 14C of the Exchange Act) at least 20 days prior to Closing;

(c)

no Order issued by any Governmental Entity or other law preventing or making illegal the consummation of the transactions contemplated by this Agreement;

(d)

the Parent and the Partnerships shall have completed all necessary legal due diligence satisfactorily to each of them in their sole discretion; and

(e)

all Regulatory Approvals required by applicable law to consummate the transactions contemplated by the Agreement shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by any applicable Laws in respect thereof shall have expired.

5.2

Conditions to Obligations of the Buyer

.  The obligation of the Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Parent) of the following additional conditions:

(a)

the representations and warranties of the Partnerships set forth in this Agreement (when read without regard to any qualification as to materiality or Partnership Material Adverse Effect contained therein) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time (provided, however, that to the extent such representation and warranty expressly relates to an earlier date, such representation and warranty shall be true and correct as of such earlier date), except for any untrue or incorrect representation and warranty that, individually or in the aggregate, do not have a Partnership Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(b)

the Partnerships shall have performed or complied with their agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time, except when any non-performance or non-compliance does not have a Partnership Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(c)

no Proceeding shall be pending wherein an unfavorable judgment or Order would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

(d)

the Partnerships shall have delivered to the Buyer a certificate (the “Partnership Certificate”) to the effect that each of the conditions specified in clauses (a) through (c) (insofar as clause (c) relates to Proceedings involving the Partnerships) of this Section 5.2 is satisfied in all respects, and covering such other matters as the Parent shall reasonably request; and

(e)

the Purchased Loans shall have a value of at least fifty million dollars ($50,000,000.00).

5.3

Conditions to Obligations of each Partnership

.  The obligation of each Partnership to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following additional conditions:

(a)

the representations and warranties of the Parent set forth in this Agreement (when read without regard to any qualification as to materiality or Parent Material Adverse Effect contained therein) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time (provided, however, that to the extent such representation and warranty expressly relates to an earlier date, such representation and warranty shall be true and correct as of such earlier date), except for any untrue or incorrect representation and warranty that, individually or in the aggregate, do not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(b)

each of the Parent and the Acquisition Subsidiary shall have performed or complied with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time, except when any non-performance or non-compliance does not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(c)

no Proceeding shall be pending wherein an unfavorable judgment or Order would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

(d)

the Parent shall have delivered to the Partnerships a certificate (the “Parent Certificate”) to the effect that each of the conditions specified in clauses (a) through (c) (insofar as clause (c) relates to Proceedings involving the Parent or the Acquisition Subsidiary) of this Section 5.3 is satisfied in all respects, and covering such other matters as the Company shall reasonably request;

(e)

each of the individuals set forth on Exhibit D to this Agreement shall have executed and delivered to the Buyer an agreement substantially in the form of Exhibit F attached hereto (the “Lock-Up and No-Shorting Agreements”);

(f)

the Parent shall have delivered to the Partnerships (i) evidence that a 1-for-2 reverse stock split of the Parent Common Stock has occurred, and (ii) evidence that the Parent has reincorporated from Florida to Maryland on the terms and conditions set forth in the Reincorporation Merger Agreement;

(g)

the Partnerships shall have received an opinion from Parent’s counsel covering such matters as the Partnerships shall reasonably request;

(h)

the Partnerships shall have received an opinion from the Partnerships’ Delaware counsel covering such matters as the Partnerships shall reasonably request;

(i)

except as contemplated by Section 4.10 of this Agreement, there shall be no change in Buyer’s classification as a business development company under the Investment Company Act; and

(j)

no Parent Material Adverse Effect, as determined in the sole discretion of the Partnerships, has occurred and is continuing.

ARTICLE VI

INDEMNIFICATION

6.1

Indemnification by the Parent Stockholders

.  The Parent Series B Preferred Stockholders identified on Exhibit I (the “Indemnifying Stockholders”) shall, for a period commencing from the Closing Date and ending on the date three hundred sixty days following the Closing Date, jointly and severally, indemnify the Partnerships in respect of, and hold them harmless against, any and all debts, obligations losses, liabilities, deficiencies, damages, fines, fees, penalties, interest obligations, expenses or costs (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise) (including without limitation amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation) (collectively, “Damages”) incurred or suffered by the Buyer resulting from:

(a)

any misrepresentation or breach of warranty by, or failure to perform any covenant or agreement of, the Parent or the Acquisition Subsidiary contained in this Agreement or the Parent Certificate;

(b)

any claim for brokers’ or finders’ fees or agents’ commissions arising from or through the Parent, any of its Affiliates in connection with the negotiation or consummation of the transactions contemplated by this Agreement;

(c)

any violation of, or any liability under, any Environmental Law (an “Environmental Claim”) relating to or arising from the activities and operations of the Parent or any of its subsidiaries prior to the Effective Time, regardless of when the environmental hazard giving rise to such Environmental Claim is discovered; and

(d)

any violation of, or any liability under, the Investment Company Act, the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder arising from acts, omissions or other events or facts existing at any time prior to the Closing Date.

Notwithstanding the foregoing, except with respect to any fraud or willful misconduct by or on behalf of the Parent in connection with this Agreement, the Partnerships’ sole and exclusive right to collect any Damages with respect to claims resulting from or relating to the matters described in Section 6.1(a)-(d) of this Agreement shall be pursuant to a sale, in the manner set forth in the Indemnification Escrow Agreement, of Indemnification Escrow Shares.

6.2

Indemnification by the Partnerships

.  Subject to the limitations provided herein, the Partnerships shall, for a period commencing from the Closing Date and ending on the date three hundred sixty days following the Closing Date, indemnify the Buyer in respect of, and hold them harmless against, any and all Damages incurred or suffered by the Buyer resulting from:

(a)

any misrepresentation or breach of warranty by or failure to perform any covenant or agreement of the Partnerships contained in this Agreement or the Partnerships Certificate; and

(b)

any claim for brokers’ or finders’ fees or agents’ commissions arising from or through the Partnerships or any of their Affiliates in connection with the negotiation or consummation of the transactions contemplated by this Agreement.

Notwithstanding the foregoing, except with respect to any fraud or willful misconduct by the Partnerships or any of their Affiliates in connection with this Agreement, this shall be the sole and exclusive right to collect any Damages for which they are entitled to indemnification under this Article VI.

6.3

Indemnification Claims.

(a)

In the event the Parent or the Partnerships are entitled, or seek to assert rights, to indemnification under this Article VI, the Parent or the Partnerships (as the case may be) shall give written notification to the Partnerships or the Parent (as the case may be) of the commencement of any Proceeding relating to a third party claim for which indemnification pursuant to this Article VI may be sought.  Such notification shall be given within 20 business days after receipt by the party seeking indemnification of notice of such Proceeding, and shall describe in reasonable detail (to the extent known by the party seeking indemnification) the facts constituting the basis for such Proceeding and the amount of the claimed damages; provided, however, that no delay on the part of the party seeking indemnification in notifying the indemnifying party shall relieve the indemnifying party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure.  Within 20 days after delivery of such notification, the indemnifying party may, upon written notice thereof to the party seeking indemnification, assume control of the defense of such Proceeding with counsel reasonably satisfactory to the party seeking indemnification; provided that the indemnifying party may not assume control of the defense of a Proceeding involving criminal liability or in which equitable relief is sought against the party seeking indemnification.  If the indemnifying party does not so assume control of such defense, the party seeking indemnification shall control such defense.  The party not controlling such defense (the “NonControlling Party”) may participate therein at its own expense; provided that if the indemnifying party assumes control of such defense and the party seeking indemnification reasonably concludes that the indemnifying party and the party seeking indemnification have conflicting interests or different defenses available with respect to such Proceeding, the reasonable fees and expenses of counsel to the party seeking indemnification shall be considered “Damages” for purposes of this Agreement.  The party controlling such defense (the “Controlling Party”) shall keep the Non-Controlling Party advised of the status of such Proceeding and the defense thereof and shall consider in good faith recommendations made by the Non-Controlling Party with respect thereto.  The Non-Controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Proceeding (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Proceeding.  The indemnifying party shall not agree to any settlement of, or the entry of any judgment arising from, any such Proceeding without the prior written consent of the party seeking indemnification, which shall not be unreasonably withheld or delayed; provided that the consent of the party seeking indemnification shall not be required if the indemnifying party agrees in writing to pay any amounts payable pursuant to such settlement or judgment and such settlement or judgment includes a complete release of the party seeking indemnification from further liability and has no other materially adverse effect on the party seeking indemnification.  The party seeking indemnification shall not agree to any settlement of, or the entry of any judgment arising from, any such Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld or delayed.

(b)

In order to seek indemnification under this Article VI, the party seeking indemnification shall give written notification (a “Claim Notice”) to the indemnifying party which contains (i) a description and the amount (the “Claimed Amount”) of any Damages incurred or reasonably expected to be incurred by the party seeking indemnification, (ii) a statement that the party seeking indemnification is entitled to indemnification under this Article VI for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment (in the manner provided in paragraph (c) below) in the amount of the Claimed Amount.

(c)

Within 20 days after delivery of a Claim Notice, the indemnifying party shall deliver to the party seeking indemnification a written response (the “Response”) in which the indemnifying party shall: (i) agree that the party seeking indemnification is entitled to receive all of the Claimed Amount, (ii) agree that the party seeking indemnification is entitled to receive part, but not all, of the Claimed Amount (the “Agreed Amount”) or (iii) dispute that the party seeking indemnification is entitled to receive any of the Claimed Amount.  If the indemnifying party in the Response disputes its liability for all or part of the Claimed Amount, the indemnifying party and the party seeking indemnification shall follow the procedures set forth in Section 6.3(d) for the resolution of such dispute (a “Dispute”).

(d)

During the 60-day period following the delivery of a Response that reflects a Dispute, the indemnifying party and the party seeking indemnification shall use good faith efforts to resolve the Dispute.  If the Dispute is not resolved within such 60-day period, the indemnifying party and the party seeking indemnification shall discuss in good faith the submission of the Dispute to a mutually acceptable alternative Dispute resolution procedure (which may be non-binding or binding upon the parties, as they agree in advance) (the “ADR Procedure”).  In the event the indemnifying party and the party seeking indemnification agree upon an ADR Procedure, such parties shall, in consultation with the chosen Dispute resolution service (the “ADR Service”), promptly agree upon a format and timetable for the ADR Procedure, agree upon the rules applicable to the ADR Procedure, and promptly undertake the ADR Procedure.  The provisions of this Section 6.3(d) shall not obligate the indemnifying party and the party seeking indemnification to pursue an ADR Procedure or prevent either such Party from pursuing the Dispute in a court of competent jurisdiction; provided that, if the indemnifying party and the party seeking indemnification agree to pursue an ADR Procedure, neither the indemnifying party nor the party seeking indemnification may commence litigation or seek other remedies with respect to the Dispute prior to the completion of such ADR Procedure.  Any ADR Procedure undertaken by the indemnifying party and the party seeking indemnification shall be considered a compromise negotiation for purposes of federal and state rules of evidence, and all statements, offers, opinions and disclosures (whether written or oral) made in the course of the ADR Procedure by or on behalf of the indemnifying party, the party seeking indemnification or the ADR Service shall be treated as confidential and, where appropriate, as privileged work product.  Such statements, offers, opinions and disclosures shall not be discoverable or admissible for any purposes in any Proceeding relating to the Dispute (provided that this sentence shall not be construed to exclude from discovery or admission any matter that is otherwise discoverable or admissible).  The fees and expenses of any ADR Service used by the indemnifying party and the party seeking indemnification shall be considered to be Damages; provided, that if the indemnifying party are determined not to be liable for Damages in connection with such Dispute, the party seeking indemnification shall pay all such fees and expenses.

(e)

For purposes of this Section 6.3 and the last two sentences of Section 6.4, any references to the Partnerships or the Indemnifying Stockholders (except provisions relating to an obligation to make, or a right to receive, any payments provided for in Section 6.3 or Section 6.4) shall be deemed to refer to the Indemnification Representative.  The Indemnification Representative shall have full power and authority on behalf of each Indemnifying Stockholder to take any and all actions on behalf of, execute any and all instruments on behalf of, and execute or waive any and all rights of, the Indemnifying Stockholders under this Article VI.  The Indemnification Representative shall have no liability to any Indemnifying Stockholder for any action taken or omitted on behalf of the Indemnifying Stockholders pursuant to this Article VI.

6.4

Survival of Representations and Warranties

.  All representations and warranties contained in this Agreement shall (a) survive the Closing and any investigation at any time made by or on behalf of the Parent or the Partnership and (b) shall expire on the date three hundred sixty days following the Closing Date.  If an party entitled to indemnification delivers to a party from whom it may seek indemnification hereunder, before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or a notice that, as a result a Proceeding instituted by or written claim made by a third party, the party entitled to indemnification reasonably expects to incur Damages as a result of a breach of such representation or warranty (an “Expected Claim Notice”), then such representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such Expected Claim Notice.

6.5

Limitations on Claims for Indemnification.

(a)

(i)

(i) Notwithstanding anything to the contrary herein, the Partnerships shall not be entitled to recover, or be indemnified for, Damages under this Article VI unless and until the aggregate of all such Damages paid or payable by the Indemnifying Stockholders collectively exceeds $50,000 (the “Damages Threshold”) and then, if such aggregate Damages Threshold is reached, the Parent shall only be entitled to recover for Damages in excess of such Damages Threshold.

(ii)

Except with respect to claims based on fraud or willful misconduct, after the Closing, the rights of the Partnerships under this Article VI shall be the exclusive remedy of the Partnerships with respect to claims resulting from or relating to any misrepresentation or breach of warranty of or failure to perform any covenant or agreement by the Parent or Acquisition Subsidiary contained in this Agreement.

(iii)

Except as provided in the next sentence, the Partnerships shall only have the right to recover any Damages to which it is entitled from any

Indemnifying Stockholder under this Article VI, in whole or in part, pursuant to a sale, in the manner set forth in the Indemnification Escrow Agreement, of Indemnification Escrow Shares owned by such Indemnifying Stockholder.  Notwithstanding anything in this Agreement to the contrary, except with respect to any fraud or willful misconduct by or on behalf of the Parent or its Affiliates in connection with this Agreement, the foregoing right shall be the exclusive remedy of the Partnerships to satisfy any Damages that it is entitled to recover from any Indemnifying Stockholder under this Article VI.

(b)

(i)

Notwithstanding anything to the contrary herein, the Buyer shall not be entitled to recover, or be indemnified for, Damages under this Article VI unless and until the aggregate of all such Damages paid or payable by the Partnerships collectively exceeds the Damages Threshold and then, if such aggregate Damages Threshold is reached, the Buyer shall only be entitled to recover for Damages in excess of such Damages Threshold.

(ii)

Except with respect to claims based on fraud or willful misconduct, after the Closing, the rights of the Buyer under this Article VI shall be the exclusive remedy of the Buyer with respect to claims resulting from or relating to any misrepresentation or breach of warranty of or failure to perform any covenant or agreement by the Partnerships contained in this Agreement.

(iii)

Notwithstanding anything in this Agreement to the contrary, except with respect to any fraud or willful misconduct by the Partnerships in connection with this Agreement, the maximum amount that Buyer will be entitled to indemnification by the Partnerships under this Article VI is $50,000, which shall be the exclusive means for the Buyer to seek any remedy under this Article VI.

(c)

No Indemnifying Stockholder shall have any right of contribution against the Buyer with respect to any breach by the Parent, Acquisition Subsidiary of any of their representations, warranties, covenants or agreements.  The amount of Damages recoverable by the Buyer under this Article VI with respect to an indemnity claim shall be reduced by (i) any proceeds received by the Buyer with respect to the Damages to which such indemnity claim relates, from an insurance carrier and (ii) the amount of any tax savings actually realized by the Buyer, for the tax year in which such Damages are incurred, which are clearly attributable to the Damages to which such indemnity claim relates (net of any increased tax liability which may result from the receipt of the indemnity payment or any insurance proceeds relating to such Damages).

ARTICLE VII

TERMINATION

7.1

Termination by Mutual Agreement

.  This Agreement may be terminated at any time by mutual consent of the Parties, provided that such consent to terminate is in writing and is signed by each of the Parties.

7.2

Termination for Failure to Close

.  This Agreement shall be automatically terminated if the Closing Date shall not have occurred by October 6, 2014 provided, however, that the right to terminate this Agreement pursuant to this Section 7.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of a condition to the consummation of the transactions contemplated by this Agreement.

7.3

Termination by Operation of Law

.  This Agreement may be terminated by any Party hereto if there shall be any statute, rule or regulation that renders consummation of the transactions contemplated by this Agreement (the “Contemplated Transactions”) illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an Order, restraining, enjoining or otherwise prohibiting the consummation of such transactions and such Order shall have become final and non-appealable.

7.4

Termination for Failure to Perform Covenants or Conditions

.  This Agreement may be terminated prior to the Effective Time:

(a)

by the Parent and the Acquisition Subsidiary if: (i) any of the conditions set forth in Section 5.2 hereof have not been fulfilled in all material respects by the Closing Date; (ii) the Partnership shall have failed to observe or perform any of its material obligations under this Agreement or (iii) as otherwise set forth herein; or

(b)

by the Partnerships if: (i) any of the conditions set forth in Section 5.3 hereof have not been fulfilled in all material respects by the Closing Date; (ii) the Parent or the Acquisition Subsidiary shall have failed to observe or perform any of their material respective obligations under this Agreement, (iii) a Parent Material Adverse Effect, as determined in the sole discretion of the Partnerships, has occurred and is continuing or (iv) as otherwise set forth herein.

7.5

Effect of Termination or Default; Remedies

.  In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Party hereto, provided that such Party is a Non-Defaulting Party (as defined below).  The foregoing shall not relieve any Party from liability for damages actually incurred as a result of such Party’s breach of any term or provision of this Agreement.

7.6

Remedies; Specific Performance

.  In the event that any Party shall fail or refuse to consummate the Contemplated Transactions or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any Party (the “Defaulting Party”) shall have occurred that results in the failure to consummate the Contemplated Transactions, then in addition to the other remedies provided herein, the non-defaulting Party (the “Non-Defaulting Party”) shall be entitled to seek and obtain money damages from the Defaulting Party, or may seek to obtain an order of specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that the Non-Defaulting Party seeking such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party’s failure, refusal, default or breach.  In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys’ fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

ARTICLE VIII

CERTAIN DEFINITIONS

8.1

Definitions

.  In this Agreement, the following terms have the meanings specified or referred to in this Section 9.1 and shall be equally applicable to both the singular and the plural forms.

“Acquisition Subsidiary”  has the meaning specified in the preamble to this Agreement.

“ADR Procedure”  has the meaning specified in Section 6.3(d).

“ADR Service”  has the meaning specified in Section 6.3(d).

“Affiliate”  means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement”  has the meaning specified in preamble to this Agreement.

“Agreed Amount”  has the meaning specified in Section 6.3(c).

“Assignment and Assumption Agreements”  means (i) with respect to any Purchased Loan that does not include a specific form of assignment and assumption agreement or similar document within the Loan Documents governing such Purchased Loan, the Assignment and Assumption Agreement substantially in the form of Exhibit A hereto (or such other form as may be agreed to by the parties thereto) and (ii) with respect to any Purchased Loan that includes a specific form of assignment and assumption agreement or similar document within the Loan Documents governing such Purchased Loan, such specific form of assignment and assumption agreement or similar document, in each case pursuant to which Sellers shall sell, transfer, assign, convey and deliver the Purchased Assets to Buyer and Buyer shall assume and agree to pay, perform or otherwise discharge the Assumed Obligations.

“Assumed Obligations”  has the meaning specified in Section 1.2.

“BDC Election”  has the meaning specified in Section 3.1(b).

“Borrowers”  means those Persons who constitute “borrowers” (or any similarly defined entity) under the Loan Documents.

“Buyer”  has the meaning specified in the preamble to this Agreement.

“Buyer Common Stock” means the common stock, par value of $0.001 per share, of the Acquisition Subsidiary.

“Call Premia”  has the meaning specified in Section 1.6.

“Claim Notice”  has the meaning specified in Section 6.3(b).

“Claimed Amount”  has the meaning specified in Section 6.3(b).

“Closing”  has the meaning specified in Section 1.7.

“Closing Date”  has the meaning specified in Section 1.7.

“Code”  means the Internal Revenue Code of 1986, as amended.

“Contemplated Transactions”  has the meaning specified in Section 7.3.

“Contract”  means any agreement, contract, lease, mortgage, power of attorney, evidence of indebtedness, indenture, letter of credit, undertaking, covenant not to compete, license, instrument, obligation, purchase or sale order, arrangement or other commitment, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its subsidiaries is a party or by which any of them may be bound or to which to their knowledge any of their assets or properties may be subject.

“Controlling Party”  has the meaning specified in Section 6.3(a).

“Cut-off Time”  means 5:00 p.m. (Houston, Texas time) on the day immediately prior to the Closing Date.

“Damages”  has the meaning specified in Section 6.1.

“Damages Threshold”  has the meaning specified in Section 6.5(a).

“Defaulting Party”  has the meaning specified in Section 7.6.

“Dispute”  has the meaning specified in Section 6.3(c).

“EDGAR”  has the meaning specified in Section 3.6(a).

“Effective Time” shall be the date and time when the Reincorporation Merger becomes effective as set forth in the Articles of Merger.

“Encumbrance”  means any lien, security interest, mortgage, pledge, conditional sale or other title retention agreement, adverse claim, or other encumbrance.

“Environmental Claim”  has the meaning specified in Section 6.1(c).

“Environmental Laws”  means Laws regulating, relating to or imposing liability or standards of conduct concerning the generation, treatment, use, storage, handling, disposal,

release or exposure to hazardous or toxic substances, materials, chemicals, wastes, pollutants or contaminants, pollution or the environment, as in effect on or prior to the date of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any business entity that is included in a controlled group of entities within which the Parent or any of its subsidiaries is also included, as provided in Section 414(b) of the Code; or which is a trade or business under common control with the Parent or any of its subsidiaries, as provided in Section 414(c) of the Code; or which constitutes a member of an affiliated service group within which the Parent or any of its subsidiaries is also included, as provided in Section 414(m) of the Code; or which is required to be aggregated with the Parent or any of its subsidiaries pursuant to regulations issued under Section 414(o) of the Code.

“Exchange Act”  means the Securities Exchange Act of 1934, as amended.

“Excluded Obligations”  has the meaning specified in Section 1.3.

“Expected Claim Notice”  has the meaning specified in Section 6.4.

“FBCA”  means the Florida Business Corporation Act, as amended.

“Filed Parent Reports” has the meaning specified in Section 3.6(a).

“Fund I”  has the meaning specified in preamble to this Agreement.

“Fund II”  has the meaning specified in preamble to this Agreement.

“GAAP”  means generally accepted accounting principles in the United States.

“Governmental Entity”  means any federal, state local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court tribunal, or judicial or arbitral body, or any political subdivision, department or branch of any of the foregoing.

“Guarantor” means Persons who, under the Loan Documents or otherwise, have given guaranties, sureties, indemnities or made other agreements or undertakings in connection with the Purchased Loans or pledged, mortgaged or granted security interests in property to secure payment of the Purchased Loans.

“Information Statement”  has the meaning specified in Section 4.10(b).

“Intellectual Property Rights”  has the meaning specified in Section 3.20.

“Investment Advisers Act”  means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act”  means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

 “Laws”  means any federal state, local, municipal, or foreign constitution, treaty, law (including common law), statute, code, ordinance, rule, regulation, judgment, order, writ , decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens”  means any security interests, community property interests, liens, claims, pledges, contract, limitation in voting rights, charges, conditions, easements, covenants, warrants, demands, equitable interests, mortgages, options, purchase rights, rights of first refusal or encumbrances or restrictions of any nature whatsoever, including any restriction on use, voting transfer, receipt of income or exercise of any other attribute of ownership.

“Loan Documents”  means the credit and financing agreements, guarantees, subordination agreements, Notes, mortgages, deeds of trust, security agreements (including pledge and control agreements), financing statements, intercreditor agreements, and other instruments and documents affecting the Partnership’s ownership and economic rights with respect to the Purchased Loans which are executed and delivered to or otherwise obtained by the Partnership, or in which the Partnership has an interest, in connection with the Purchased Loans in effect as of the Cut-off Time.

“Loan Files”  means credit and transaction files of Sellers relating to the Purchased Loans, including Loan Documents, Third Party Reports, operating statements, Borrower financial statements, budgets, recent borrowing base, compliance and advance certificates, and other documents of Sellers that relate to the Purchased Loans, in each case either (i) in the possession of Buyer as of the Closing Date, or (ii) in the possession of Sellers, reasonably necessary for Buyer’s ownership and servicing of the Purchased Assets, and requested by Buyer in writing.

“Loan Purchase Price”  means, with respect to a specific Purchased Loan, the amount set forth under the heading “Purchase Price (before accrued interest)” with respect to such Purchased Loan on the Loan Schedule, subject to adjustment as set forth in Section 1.5.

“Loan Schedule”  means the schedule attached hereto as Exhibit B as may be amended from time-to-time prior to closing, which identifies, among other things, (i) each Purchased Loan to be purchased by Buyer on the Closing Date, (ii) the name of the Borrower or issuer of each Purchased Loan, (iii) the interest rate on each Purchased Loan, if any, (iv) the maturity date of each Purchased Loan, if any, (v) the outstanding unpaid principal amount of each Purchased Loan, if any, (vi) the Loan Purchase Price for each Purchased Loan, and (vii) the amount of accrued interest (through the Closing Date), if any, for each Purchased Loan.

“Master Loan Document Schedule”  means that certain electronic file (or collection of files) denoted the “Master Loan Document Schedule” provided by Partnerships to Buyer on or prior to the date hereof, which file identifies Loan Documents relating to the Purchased Loans.

“MGCL”  means the Maryland General Corporation Law, as amended.

“Non-Controlling Party”  has the meaning specified in Section 6.3(a).

“Non-Defaulting Party”  has the meaning specified in Section 7.6.

“Notes”  means the original executed promissory notes issued to the order of the relevant Partnership, or copies of a “master” note if no such note was issued to a Partnership or an allonge endorsing a note in favor of a Partnership, evidencing indebtedness owing to the relevant Partnership under a Purchased Loan (unless and except to the extent that only copies of such promissory notes are in the relevant Seller’s possession or control).

“Order”  means any award, writ, stipulation, determination, decision, injunction, order, decree, ruling, subpoena or verdict entered, issued, made or rendered by, or any Contract with, any Governmental Entity.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice.

“Organizational Documents”  means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation and operating agreement of a limited liability company; (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer; and (vii) an amendment to any of the foregoing.

“OTCBB”  means the Over the Counter Bulletin Board.

“Parent”  has the meaning specified in the preamble to this Agreement.

“Parent Benefit Plan” means any pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off, welfare, fringe-benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by the Parent or any of its subsidiaries or any ERISA Affiliate for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of the Parent or any of its subsidiaries or any ERISA Affiliate or any spouse or dependent of such individual, or under which the Parent or any of its subsidiaries or any ERISA Affiliate has or may have any liability, contingent or otherwise.

“Parent Benefit Plans”  has the meaning specified in Section 3.23(a).

“Parent Common Stock”  means the common stock, par value $0.001 per share, of Parent.

“Parent Disclosure Schedule”  has the meaning specified in the introduction to Article III.

“Parent Financial Statements”  has the meaning specified in Section 3.8(a).

“Parent Insurance Policy”  has the meaning specified in 3.18(a).

“Parent Intellectual Property Rights”  has the meaning specified in Section 3.20.

“Parent Material Adverse Effect” means any fact, circumstance, change, condition or effect that, individually or when taken together with all other such facts, circumstances, changes, conditions or effects that exist at the date of determination of the occurrence of the Parent Material Adverse Effect, has or is reasonably likely to have a material adverse effect on the assets, business, condition (financial or otherwise), or results of operations of the Parent and its subsidiaries, taken as a whole.

“Parent Requisite Regulatory Approval”  has the meaning specified in Section 3.4(a).

“Parent Reports” has the meaning specified in Section 3.6(a)

“Parent Series A Preferred”  means the Series A preferred stock, no par value, of Parent.

“Parent Series B Preferred”  means the Series B preferred stock, no par value, of Parent.

“Partnerships”  has the meaning specified in the preamble to this Agreement.

“Partnership Certificate”  has the meaning specified in Section 5.2(d).

“Partnership Confidential Information”  has the meaning specified in Section 9.4(a).

“Partnership Disclosure Schedule(s)”  has the meaning specified in the introduction to Article II – Representation and Warranties of the Partnership.

“Partnership Material Adverse Effect” means any fact, circumstance, change, condition or effect that, individually or when taken together with all other such facts, circumstances, changes, conditions or effects that exist at the date of determination of the occurrence of the Partnership Material Adverse Effect, has or is reasonably likely to have a material adverse effect on the Purchased Assets, taken as a whole, or Seller’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

“Party” and “Parties”  have the meaning specified in the preamble to this Agreement.

“Permit”  means any license, permit variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, business trust, joint venture, association or other entity or Governmental Entity.

“Proceeding” means an action, charge, complaint, claim, demand, suit, arbitration, inquiry, notice of violation, investigation, litigation, lawsuit, audit, bankruptcy or other proceeding (including a partial proceeding, such as a deposition), whether civil, criminal, administrative, investigative or informal.

“Purchase Price”  means the sum of the Loan Purchase Prices for the Purchased Loans.

“Purchased Assets”  has the meaning specified in Section 1.1.

“Purchased Loans”  means the loans and other securities identified on the Loan Schedule.

“Reasonable Best Efforts” has the meaning specified in Section 4.1.

“Regulatory Approvals” means all applications and notices with, and receipts of consents, authorizations approvals, exemptions or nonobjections from any Governmental Entity.

“Reincorporation Merger”  has the meaning specified in the preamble to this Agreement.

“Reincorporation Merger Agreement”  has the meaning specified in the preamble to this Agreement.

“Response”  has the meaning specified in Section 6.3(c).

“Sarbanes-Oxley Act”  means the Sarbanes-Oxley Act of 2002, as amended.

“SDAT”  means the State Department of Assessments and Taxation of Maryland.

“SEC”  means the Securities and Exchange Commission.

“Securities Act”  means the Securities Act of 1933, as amended.

“Stock Consideration” has the meaning specified in Section 1.4(a).

“Stockholder Approval”  has the meaning specified in Section 3.3.

“Stockholder Consent”  has the meaning specified in Section 4.10(a).

“Stockholder Consent Delivery Period”  has the meaning specified in Section 4.10(a).

“Tax” or “Taxes”  means all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added, alternative or add-on minimum, estimated and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon, whether disputed or not.

“Transaction Documentation”  has the meaning specified in Section 3.3.

ARTICLE IX

MISCELLANEOUS

9.1

Press Releases and Announcements

.  The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a joint press release reasonably acceptable to Parent and the Partnerships.  Thereafter, so long as this Agreement is in effect, none of Parent, the Partnership or any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the prior approval of (i) in the case of the Partnership or any of its Affiliates, Parent and (ii) in the case of Parent or any of its Affiliates, the Partnership provided, however, that any Party may make any public disclosure it believes in good faith is required by Applicable Law or stock market rule (in which case the disclosing Party shall use reasonable efforts to advise the other Parties and provide them with a copy of the proposed disclosure prior to making the disclosure).

9.2

Assignment Third Party Beneficiaries

.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties.  Any purported assignment in contravention hereof shall be null and void.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns.  This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

9.3

Entire Agreement

.  This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior or (other than as set forth in the Transaction Documents) contemporaneous understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

9.4

Confidential Nature of Information.

(a)

Following the date of this Agreement until the earlier of the Closing Date and the termination of this Agreement, the Parent agrees that it will, and will cause its Affiliates and its and their respective officers, directors, employees and representatives to (i) maintain the confidential nature of all non-public documents, materials and other information related to the Purchased Assets, or the Assumed Obligations (the “Partnership Confidential Information”), (ii) ensure that, without the applicable Partnership’s prior written consent, Partnership Confidential Information is not communicated to any third Person (other than to Parent, its Affiliates, or any of its or their respective counsel, accountants or financial advisors) and (iii) not use any Partnership Confidential Information in any manner whatsoever except as contemplated hereunder or as required by applicable Law or the rules and regulations of any applicable securities exchange and/or evaluating and carrying out the transactions contemplated by this Agreement.

(b)

Following the Closing Date, each Partnership agrees that it will, and will cause its Affiliates and its and their respective officers, directors, employees and representatives to (i) maintain the confidential nature of all non-public documents, materials and other information related to the Purchased Assets or the Assumed Obligations (the “Parent Confidential Information”), (ii) ensure that, without Parent’s prior written consent, such Parent Confidential Information is not communicated to any third Person (other than to Partnership, its Affiliates, any direct or indirect investor in Partnership, or any of its or their respective counsel, accountants or financial advisors) and (iii) not use any Parent Confidential Information in any manner whatsoever except solely for the purpose of complying with any applicable Law.

(c)

The obligations contained in Sections 9.4(a) and 9.4(b) shall not apply to any information (i) subject to an announcement or disclosure made pursuant to Section 9.1, (ii) which is or becomes available to the public other than as a result of disclosure by a Partnership or its agents or Parent or its agents, as applicable, in violation of its obligations hereunder, (iii) which is required to be disclosed in order to obtain a consent from any Governmental Entity or (iv) which is required to be disclosed under applicable Law, or to any Governmental Entity having regulatory authority over a Partnership or Parent or its respective Affiliates, as applicable, but only to the extent it must be disclosed; provided, that the disclosing party shall notify the non-disclosing party of such obligation promptly in order to permit the non-disclosing party to seek an appropriate protective order or similar protective treatment thereof.

9.5

Counterparts and Facsimile Signature

.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Facsimile signatures delivered by fax and/or e-mail/.pdf transmission shall be sufficient and binding as if they were originals and such delivery shall constitute valid delivery of this Agreement.

9.6

Headings

.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

9.7

Notices

.  All notices, requests, demands, claims and other communications hereunder shall be in writing.  Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Partnerships:

Capital Point Partners, LP

Capital Point Partners II, LP

One Riverway, Suite 2020

Houston, Texas  77056

Attn: Alfred Jackson

Facsimile: (713) 595-1421

If to the Parent or the Acquisition Subsidiary (prior to the Closing):

Regal One Corporation

P. O. Box 25610

Scottsdale, Arizona  85255-0110

Attn:  Charles Newman

Facsimile:  (480) 393-7755

Copy to (which copy shall not constitute notice hereunder):

Reed Smith LLP

811 Main Street, Suite 1700

Houston, Texas  77002

Attn: Bryan K. Brown

Facsimile: (713) 469-3855

Copy to (which copy shall not constitute notice hereunder):

Dieterich & Associates

11835 W. Olympic Boulevard, Suite 1235E

Los Angeles, California  90064

Attn:  Chris Dieterich

Facsimile:  (310) 312-6680

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.  Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

9.8

Governing Law

.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Texas.

9.9

Amendments and Waivers

.  The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties.  No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver.  No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9.10

Severability

.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

9.11

Submission to Jurisdiction

.  Each of the Parties (a) submits to the jurisdiction of any state or federal court sitting in the County of Harris in the State of Texas in any Proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of such Proceeding may be heard and determined in any such court, and (c) agrees not to bring any Proceeding arising out of or relating to this Agreement in any other court.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any Proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto.  Any Party may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9.7.  Nothing in this Section 9.11, however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

9.12

Waiver of Jury Trial

.  EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

9.13

Construction

.

(a)

The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(b)

Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

9.14

No Partnership.

Nothing herein shall be construed as creating a partnership, joint venture or agency relationship between Parent, on the one hand, and Partnerships, on the other hand.

9.15

Access to Records After The Closing.

  Parent agrees that, subject to requirements of applicable Law, on and after the Closing Date it will permit each Partnership and its representatives (at such Partnership’s sole cost and expense), during normal business hours and on reasonable prior notice and without unreasonably interfering with the business of Parent, to have access to and to examine and take copies of any materials relating to the Purchased Loans in the possession of Parent and not already in the possession of or available to such Partnership in the event that such Partnership or an Affiliate of such Partnership is named as party in, or is threatened with, any Proceeding in connection with any Purchased Assets or to the extent that such Partnership may require such access in connection with any Tax, regulatory, accounting, corporate or similar matter relating to any Purchased Asset or its transfer hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

PARENT:

REGAL ONE CORPORATION

By: /s/ Charles J. Newman

Name: Charles J. Newman

Title: Chief Executive Officer

ACQUISITION SUBSIDIARY:

PRINCETON CAPITAL CORPORATION

By: /s/ Charles J. Newman

Name: Charles J. Newman

Title: President

FUND I:

CAPITAL POINT PARTNERS, L.P.,

a Delaware limited partnership

By:

Capital Point Management, L.P.,

 a Delaware limited partnership,

its general partner

By:

Capital Point Partners, LLC,

a Delaware limited liability company,

its general partner

By: /s/ Alfred Jackson

Name: Alfred Jackson

Title: Managing Partner

FUND II:

CAPITAL POINT PARTNERS II, L.P.,

a Delaware limited partnership

By:

Capital Point Partners II, LLC,

 a Delaware limited liability company,

its general partner

By: /s/ Alfred Jackson

Name: Alfred Jackson

Title: Managing Partner